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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☐
Filed by a Party other than the Registrant ☒
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

LEAP WIRELESS INTERNATIONAL, INC.
(Name of Registrant as Specified In Its Charter)

Pentwater Capital Management LP
Pentwater Growth Fund Ltd.
Pentwater Equity Opportunities Master Fund Ltd.
Oceana Master Fund Ltd.
LMA SPC for and on behalf of MAP 98 Segregated Portfolio
Matthew C. Halbower
Robert E. Switz
Richard R. Roscitt
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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227 W. Monroe, Suite 4000
Chicago, Illinois 60606

July 5, 2011

Dear Fellow Stockholder:

        Pentwater Capital Management LP, an investment management firm based in Chicago, is a record and beneficial owner of 2,400,010 shares of the common stock of Leap Wireless International, Inc. ("Leap"), through itself and Pentwater Growth Fund Ltd., Pentwater Equity Opportunities Master Fund Ltd., Oceana Master Fund Ltd., and LMA SPC for and on behalf of MAP 98 Segregated Portfolio (collectively, "Pentwater" or "we"). These shares represent approximately 3.05% of Leap's outstanding common stock. We do not believe that Leap's current board of directors has acted in your best interests as discussed in further detail in the attached proxy statement. We are therefore seeking your support at the annual meeting of stockholders scheduled to be held at 8:30 a.m. EDT on July 28, 2011 at the Kenwood Golf and Country Club, 5601 River Road, Bethesda, Maryland 20816, for the following matters:

  1.
  to elect Pentwater's slate of three director nominees to the Leap board of directors in opposition to three of Leap's incumbent directors whose terms expire at the annual meeting;

  2.
  to vote against a resolution proposed by Leap to approve, on an advisory basis, the compensation of Leap's named executive officers;

  3.
  to vote in favor of conducting future advisory votes on executive compensation each year;

  4.
  to vote in favor of a stock option exchange program proposed by Leap;

  5.
  to ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm of Leap and its subsidiaries for the year ending December 31, 2011; and

  6.
  to transact such other business as may properly come before the annual meeting.

        Through the attached proxy statement, we are soliciting proxies to elect not only our three director nominees, Matthew C. Halbower, Robert E. Switz and Richard R. Roscitt (the "Nominees"), but also the candidates who have been nominated by Leap other than John D. Harkey, Jr., Mark H. Rachesky and Michael B. Targoff. This plan gives stockholders the ability to vote for the total number of directors up for election at the annual meeting. Leap's proxy statement provides the names, backgrounds, and qualifications of Leap's nominees, and other information about them. There is no assurance that any of Leap's nominees will serve as directors if our nominees are elected.

        We are not seeking control of the board of directors. If elected, our nominees will represent a minority of the members of the board of directors. There is no guarantee that they will be able to enhance stockholder value. We hope that this election contest will result in John D. Harkey, Jr., Mark H. Rachesky and Michael B. Targoff NOT being re-elected to the board of directors and send a strong message to the remaining incumbent directors that stockholders are not satisfied with Leap's operating performance and management.

        On June 20, 2011, we filed a complaint in Delaware Chancery Court challenging Leap's adoption and enforcement of an advance notice bylaw containing what we believe is an onerous, one-sided disclosure requirement designed to impede stockholder nominations and thereby entrench the incumbent directors of Leap. The complaint asserts that the directors of Leap breached their fiduciary duties by adopting the advance notice bylaw and by refusing to waive compliance with its compensation disclosure requirements. If the Delaware Chancery Court denies the relief we requested and if Leap continues to assert that our notice to nominate the Nominees was not in proper form, the Nominees may not be eligible for nomination and election at the annual meeting or your vote for the Nominees may be disallowed, even if we receive the votes necessary to elect the Nominees at the annual meeting.

        We urge you to carefully consider the information contained in the attached proxy statement and then support our efforts by signing, dating and returning the enclosed GOLD proxy card today. The attached proxy statement and the enclosed GOLD proxy card are first being furnished to the stockholders on or about July 5, 2011.

        If you have already voted for the incumbent management slate you have every right to change your vote by signing, dating and returning a later dated GOLD proxy card or by voting in person at the annual meeting.

        If you have any questions or require any assistance with your vote, please contact MacKenzie Partners, Inc., which is assisting us, at their address and phone numbers listed below.

Thank you for your support,
Pentwater Capital Management LP
By: Halbower Holdings, Inc., its general partner
By:

Name:	Matthew C. Halbower
Title:	Chief Executive Officer

If you have any questions, require assistance in voting your GOLD proxy card, or need additional copies of Pentwater's proxy materials, please call
MacKenzie Partners, Inc. at the phone numbers or email listed below.

105 Madison Avenue New York, New York 10016 (212) 929-5500 (Call Collect) leap@mackenziepartners.com or CALL TOLL FREE (800) 322-2885

Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting

The attached proxy statement and GOLD proxy card are available at
www.ViewOurMaterial.com/pentwater-leap

ANNUAL MEETING OF STOCKHOLDERS
OF
LEAP WIRELESS INTERNATIONAL, INC.

PROXY STATEMENT
OF
PENTWATER CAPITAL MANAGEMENT LP

PLEASE SIGN, DATE AND MAIL THE ENCLOSED GOLD PROXY CARD TODAY

        The participants in the proxy solicitation are Pentwater Capital Management LP ("Pentwater LP"), Pentwater Growth Fund Ltd. ("Pentwater Growth"), Pentwater Equity Opportunities Master Fund Ltd. ("Pentwater Equity"), Oceana Master Fund Ltd. ("Oceana"), LMA SPC for and on behalf of MAP 98 Segregated Portfolio ("MAP"), Matthew C. Halbower, Robert E. Switz and Richard R. Roscitt (collectively, the "participants"). We are writing to seek your support for the election of our three director nominees to the board of directors (the "board") of Leap Wireless International, Inc., a Delaware corporation ("Leap"), at its annual meeting of stockholders scheduled to be held at 8:30 a.m. EDT on July 28, 2011 at the Kenwood Golf and Country Club, 5601 River Road, Bethesda, Maryland 20816, including any adjournments or postponements of the meeting and any meeting that may be called in lieu of the meeting. This proxy statement and the enclosed GOLD proxy card are first being furnished to stockholders on or about July 5, 2011.

        Pentwater is furnishing this proxy statement and the enclosed GOLD proxy card connection with the solicitation of proxies from Leap's stockholders for the following:

  1.
  to elect Pentwater's slate of director nominees, Matthew C. Halbower, Robert E. Switz and Richard R. Roscitt (each a "Nominee" and, collectively, the "Nominees"), to serve as directors of Leap, in opposition to Leap's incumbent directors whose terms expire at the annual meeting;

  2.
  to vote against a resolution proposed by Leap to approve, on an advisory basis, the compensation of Leap's named executive officers;

  3.
  to vote in favor of conducting future advisory votes on executive compensation each year;

  4.
  to vote in favor of a stock option exchange program proposed by Leap;

  5.
  to ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm of Leap and its subsidiaries for the year ending December 31, 2011; and

  6.
  to transact such other business as may properly come before the annual meeting.

        This proxy statement is soliciting proxies to elect not only our three Nominees, but also the candidates who have been nominated by Leap other than John D. Harkey, Jr., Mark H. Rachesky and Michael B. Targoff. This plan gives stockholders who wish to vote for our three Nominees the ability to vote for a full slate of eight nominees in total.

        Leap has set the record date for determining stockholders entitled to notice of and to vote at the annual meeting as June 3, 2011. The mailing address of the principal executive offices of Leap is 5887 Copley Drive, San Diego, CA 92111. Stockholders of record at the close of business on the record date will be entitled to vote at the annual meeting. According to Leap, as of the record date, there were 78,595,422 shares of common stock, par value $0.0001 per share ("shares"), outstanding and entitled to vote at the annual meeting. As of the record date, we owned an aggregate of 2,400,010 shares, which represents approximately 3.05% of the shares outstanding.

        This solicitation is being made by Pentwater and not on behalf of the board of directors or management of Leap. We are not aware of any other matters to be brought before the annual meeting other than as described in this proxy statement. Should other matters, which we are not aware of a reasonable time before this solicitation, be brought before the annual meeting, the persons named as proxies in the enclosed GOLD proxy card will vote on those matters in their discretion.

        We urge you to sign, date and return the GOLD proxy card in favor of the election of our Nominees.

        If you have already sent a proxy card furnished by Leap's board, you may revoke that proxy and vote for each of the proposals described in this proxy statement by signing, dating and returning the enclosed GOLD proxy card. The latest dated proxy is the only one that counts. Any proxy may be revoked at any time before the annual meeting by delivering a written notice of revocation or a later dated proxy for the annual meeting or by voting in person at the annual meeting.

Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting

This proxy statement and GOLD proxy card are available at
www.ViewOurMaterial.com/pentwater-leap

IMPORTANT

        Your vote is important, no matter how many shares of Leap common stock you own. We urge you to sign, date and return the enclosed GOLD proxy card today to vote FOR the election of our Nominees.

  •
  If your shares are registered in your own name, please sign and date the enclosed GOLD proxy card and return it to Pentwater, c/o MacKenzie Partners, Inc., in the enclosed envelope today.

  •
  If your shares are held in a brokerage account or bank, you are considered the beneficial owner of the shares, and these proxy materials, together with a GOLD voting form, are being forwarded to you by your broker or bank. As a beneficial owner, you must instruct your broker, trustee or other representative how to vote. Your broker cannot vote your shares on your behalf without your instructions.

  •
  Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the internet. Please refer to the enclosed GOLD voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed GOLD voting form.

        Because only your latest dated proxy card will count, we urge you not to return any proxy card you receive from Leap. Even if you return the management proxy card marked "against" or "abstain" as a protest against the incumbent directors, it will revoke any proxy card you may have previously sent to Pentwater. Remember, you can vote for our three independent Nominees only on our GOLD proxy card. So please make certain that the latest dated proxy card you return is the GOLD proxy card.

If you have any questions, require assistance in voting your GOLD proxy card, or need additional copies of Pentwater's proxy materials, please call
MacKenzie Partners, Inc. at the phone numbers or email listed below.

105 Madison Avenue New York, New York 10016 (212) 929-5500 (Call Collect) leap@mackenziepartners.com or CALL TOLL FREE (800) 322-2885

 BACKGROUND TO SOLICITATION

        Pentwater began to follow the valuation metrics of Leap in September 2007 and briefly made an investment in October 2007 through Pentwater Growth. On February 5, 2010, Pentwater began more substantial investments in Leap through the Pentwater Growth, Pentwater Equity, Oceana and MAP funds. Mr. Halbower directly beneficially owns no shares of Leap common stock, and neither Mr. Switz nor Mr. Roscitt beneficially owns shares of Leap common stock.

        Through the course of following Leap, Pentwater formed a view that the current board of directors of Leap was doing a poor job. Specifically, Pentwater believes that the Leap board should have accepted the merger proposal from MetroPCS in 2007. Pentwater believes that Leap mismanaged its cost structure. Pentwater believes that Leap mismanaged its handset inventory. Pentwater believes that Leap mismanaged its broadband offerings. As a result, in February 2011, Pentwater began to search for individuals to nominate to the Leap board. In connection with that search, in early March 2011, Mr. Switz and Mr. Roscitt agreed to be nominated by Pentwater.

        Before March 10, 2011, Mr. Halbower placed two telephone calls to Dr. Mark H. Rachesky, the Chairman of Leap's board of directors. Although Mr. Halbower left messages for Dr. Rachesky, neither Dr. Rachesky nor any other Leap employee returned those telephone calls.

        On March 10, 2011, Pentwater publicly disclosed its intentions to nominate its slate of director nominees at Leap's 2011 annual meeting by issuing a press release. Later on March 10, 2011, as required under Leap's bylaws, Pentwater formally nominated Mr. Halbower, Mr. Roscitt and Mr. Switz to Leap's board of directors at the annual meeting by delivering a notice to Leap's board of directors and its general counsel and secretary.

        On March 31, 2011, counsel for Leap delivered a letter to Pentwater's counsel stating, among other things, that Pentwater's "notice is not in proper form," purporting to describe various deficiencies in Pentwater's notice and reserving the right to challenge "other defects" in Pentwater's notice.

        On April 1, 2011, Pentwater sent a letter to the three members of Leap's board who had joined the board most recently (John H. Chapple, Ronald J. Kramer and William A. Roper, Jr.). Pentwater's letter (a) noted that Leap had informed Pentwater that its nominations would not be accepted, (b) declared that in Pentwater's view this action by Leap disenfranchised Leap's stockholders and (c) stated that if Leap did not allow Pentwater's nominees to be voted upon, Pentwater would institute a declaratory judgment action in Delaware to insure that stockholders would have the opportunity to vote for or against the Pentwater slate.

        Also on April 1, 2011, Pentwater responded through its counsel by letter to the March 31, 2011 letter from Leap's counsel, disputing the conclusions expressed in Leap counsel's letter. Pentwater's letter further noted that Leap's "bylaws go well beyond the boundaries of acceptable nomination requirements and are void and unenforceable as written under Delaware law."

        Additional letters between counsel for the parties ensued through April 7, 2011. In April 2011, the parties discussed various ways to settle the matter via telephone calls by counsel, but they were unable to reach a settlement. Leap continues to assert that every requirement in its advance notice bylaw provisions is enforceable. Leap has stated in its proxy statement that: "As a result of Pentwater's failure to comply with our Bylaws, absent an order from the Delaware Chancery Court, any shares voted with respect to any nominees of Pentwater will not be counted for the purpose of determining the election of our directors at the Annual Meeting." Leap further states in its proxy statement that it estimates that it may incur approximately $1.5 million of additional expense in furtherance of, and in connection with, its solicitation to oppose our director nominations in excess of what it normally spends for an annual meeting.

        On June 20, 2011, Pentwater filed a complaint in Delaware Chancery Court challenging Leap's adoption and enforcement of an advance notice bylaw containing what we believe is an onerous, one-sided disclosure requirement designed to impede stockholder nominations and thereby entrench the incumbent directors of Leap. The complaint asserts that the directors of Leap breached their fiduciary duties by adopting the advance notice bylaw and by refusing to waive compliance with its compensation disclosure requirements. Specifically, Leap's advance notice bylaw requires disclosure of compensation paid by the nominating stockholder to the stockholder nominee, or paid by the nominating stockholder to anyone affiliated with the stockholder nominee. By contrast, board nominees affiliated with other Leap stockholders are not obligated to disclose compensation they receive from those Leap stockholders. The case has been assigned to Chancellor Leo Strine.

        For example, the Chairman of the board of Leap is Mark H. Rachesky, who is the co-founder and president of MHR Fund Management LLC ("MHR"), an investment manager that, together with affiliated entities, owns 19.8% of Leap common stock. Leap has not publicly disclosed the compensation that MHR has paid to Dr. Rachesky, and Leap's bylaws do not require Dr. Rachesky to provide that information to Leap. The complaint asserts that the Leap board's adoption and enforcement of a bylaw that requires disclosure of compensation information from dissident stockholders, but not stockholder-affiliated incumbent directors, such as Leap's Chairman, demonstrates the pretextual, invidious and disenfranchising nature of Leap's advance notice bylaws.

        Leap states in its proxy statement that on March 31, 2011—which is 21 days after we submitted the notice to Leap—Leap informed us that the notice we delivered was not in proper form because it did not comply with Leap's Bylaws. In its proxy statement, Leap cites four purported defects in our notice:

  •
  Leap's Allegation:  Pentwater failed to provide material information concerning relationships, agreements and understandings between Pentwater and Aaron Switz, a "principal" of Pentwater, who is the son of proposed nominee Robert Switz. Leap further alleged that our notice failed to disclose the nature of agreements, arrangements or understandings between Pentwater and Aaron Switz, as well as between Pentwater and Mr. Halbower.

    Pentwater's Response:    We did not disclose our relationships, agreements and understandings with Aaron Switz, because Pentwater LP is a private company and Aaron Switz is our employee. Aaron Switz is not a nominee for director of Leap, and he is a portfolio manager and not a "principal" as Leap alleges. His relationship with and compensation from Pentwater LP is irrelevant to whether or not we have submitted a valid notice of nominations or the qualifications of our Nominees.

    With respect to Leap's allegation that our notice failed to provide information about the nature of agreements, arrangements or understandings between Pentwater and Mr. Halbower, we strongly disagree with Leap's contention. We disclosed in our notice that (a) Mr. Halbower is the chief executive officer of Halbower Holdings, Inc., the general partner of Pentwater LP, and (b) Mr. Halbower is the chief executive officer and the majority equity holder of Pentwater LP. Further, we provided Mr. Halbower's compensation from Pentwater LP to Leap under a condition of confidentiality.

  •
  Leap's Allegation:  Pentwater failed to disclose that its ownership position in Leap common stock was substantially hedged by put options it held with respect to our stock.

    Pentwater's Response:    In our notice, we fully disclosed all of our options. When Leap raised the issue in its March 31 letter, we noted in a letter transmitted by our counsel to Leap's counsel the following day, April 1, that Leap had failed to do the math to reflect that option contracts are in round lots. (We note that Leap filed its preliminary proxy on June 17.)

  •
  Leap's Allegation:  The notice failed to disclose whether Pentwater has formed a group, or intends to form a group, with certain other entities in connection with its solicitation activities.

    Pentwater's Response:    As we informed Leap in our April 1 letter, Leap's speculation that we are acting as part of a "group" with respect to our nominations is without basis or merit. Pentwater has not formed a group and does not intend to form a group.

  •
  Leap's Allegation:  Finally, Leap alleges that our notice was deficient in neglecting to disclose whether we or any of our affiliates had any interest in MetroPCS Communications, Inc.

    Pentwater's Response.    In our letter to Leap's counsel on April 7, we rejected as baseless Leap's contention that we have expressed an intention or recommendation that Leap enter into a strategic transaction with MetroPCS. Given that fact, we were not obligated under Leap's bylaws to disclose any securities of MetroPCS that we held. Nonetheless, we advised Leap in the April 7 letter that (a) on the date of the notice, we were short 33,991 shares of MetroPCS and had no long equity interests or Synthetic Equity Interests (as defined in Leap's bylaws) in MetroPCS; and (b) on April 7, we had no equity interests, Synthetic Equity Interests or Short Interests (as defined in Leap's bylaws) in MetroPCS.

        Pentwater believes that it has complied with Leap's advance notice bylaws other than with respect to the one-sided disclosure requirement described above. If the Delaware Chancery Court denies the relief requested by Pentwater and if Leap continues to assert that Pentwater's notice to nominate the Nominees was not in proper form, the Nominees may not be eligible for nomination and election at the annual meeting or your vote for the Nominees may be disallowed, even if we receive the votes necessary to elect the Nominees at the annual meeting. The votes reflected on the GOLD proxy card FOR and to WITHHOLD AUTHORITY for Leap's nominees, as well as your votes on the other proposals, will be counted.

REASONS FOR OUR SOLICITATION

WE BELIEVE LEAP HAS DESTROYED VALUE FOR ITS STOCKHOLDERS.

        Pentwater owns just over 3% of Leap's outstanding shares. We are nominating three directors at the annual meeting. We believe that Leap's share price is significantly undervalued and that the addition of three new independent board members will enhance stockholder representation on Leap's board and better align the board with the interests of Leap's stockholders. We believe stockholder value can be restored with the help of our highly qualified Nominees, whose qualifications, experience and skills are discussed in further detail below. If elected at the annual meeting, the Nominees would seek to work with the other board members to address our concerns as discussed in further detail below. If elected, our Nominees will represent a minority of the members of the board, and there is no guarantee that they will have the ability to enhance stockholder value.

        We believe the board has destroyed stockholder value by:

  •
  Conducting operational mistakes and missteps, including:

  •
  inferior implementation of an all-in pricing model;

  •
  mismanaging handset inventory, specifically in the second and third quarters of 2010; and

  •
  emphasizing and poorly executing a faulty broadband strategy for three years (2008 through 2010);

  •
  Consistently operating under a bloated cost structure relative to its competitors;

  •
  Insulating the board and minimizing stockholder representation by implementing a poison pill (which it terminated after the June 3 record date for the annual meeting) to limit individual stockholder ownership to less than 5% of Leap's outstanding shares; and

  •
  Rejecting MetroPCS's proposal to merge with Leap in September 2007.

Our Nominees have no plans to pursue a transaction with MetroPCS or any other similarly situated party in the near future, although a future transaction may be a means of maximizing or unlocking stockholder value.

Leap's board has made numerous operational mistakes and missteps.

        Poorly implementing an all-in pricing model.    Leap failed to adopt a simplified all-in pricing model of the type that was being adopted by its competitor in late 2009 and early 2010. Having realized its error, Leap finally adopted a new all-in pricing model in August 2010. Additionally, Leap was unable to offset the costs that resulted from the new pricing model, including increased equipment subsidy costs, as effectively as its competitor. For example, MetroPCS experienced service revenue margin compression of 1.2% year-over-year during the quarter it introduced its all-in pricing model (with approximately 1.47 million gross customer additions in the first quarter of 2010 compared to 1.53 million gross customer additions in the first quarter of 2009), while Leap experienced service revenue margin compression of 5.7% year-over-year during its comparable quarter (with approximately 759,000 gross customer additions in the fourth quarter of 2010 compared to approximately 968,000 gross customer additions in the fourth quarter of 2009).

        Mismanaging its handset inventory.    Leap mismanaged its handset inventory so consumers did not have the ability to purchase desirable handsets at Leap retail outlets. This error resulted in Leap having a net loss of 245,000 voice subscribers in the second and third quarters of 2010 while MetroPCS added 526,258 subscribers and Sprint/Boost added 644,000 retail pre-paid subscribers over the same period.

        Emphasizing and poorly executing a faulty broadband strategy.    Beginning in 2008, Leap decided to emphasize Cricket Broadband service plans to cover all of its markets and spent heavily to do so. Leap followed this course despite the fact that the high network utilization from those customers would actually produce negative free cash flow. In 2008 and 2009, Leap added 465,800 broadband subscribers. In 2010, Leap realized its faulty strategy and resulting negative free cash flow and began to deemphasize broadband usage on its network, losing 115,000 broadband subscribers in the last three quarters of 2010.

Leap has mismanaged its cost structure relative to its competitors.

        Leap's selling, general and administrative costs as a percentage of its service revenue have averaged 33.7% over the past four fiscal years. In contrast, MetroPCS's SG&A costs as a percentage of its service revenue have averaged 17.9% over the same period. Leap had 4,362 full-time employees as of December 31, 2010 and 5.9 million subscribers as of March 31, 2011. MetroPCS had substantially more subscribers (8.9 million) with substantially fewer full-time employees (3,600 full-time employees) as of the same dates.

Leap's adoption of a poison pill served to entrench management and stifled the voices of stockholders.

        Pentwater believes that the board's decision in September 2010 to implement a poison pill to limit individual stockholder ownership to less than 5% of Leap's outstanding shares entrenched its management and stifled stockholder voice. Pentwater believes that one of the reasons that the poison pill was put in place was to entrench the positions of the current board, limiting their accountability to stockholders. This action, combined with Mark H. Rachesky's control of 19.8% of Leap's outstanding shares and the relationships among MHR, other companies in which it has invested and directors Rachesky, Harkey, LaPenta and Targoff as described in the following paragraph, created a structure that minimized stockholder representation and largely insulated the board from constructive stockholder critique. On June 21, 2011, after the June 3, 2011 record date for the annual meeting, Leap announced that it had terminated its poison pill.

Leap's board ties to MHR weaken Leap's corporate governance.

        Four of Leap's eight directors have significant ties to MHR, Leap's largest stockholder. Mark H. Rachesky is the President of MHR. John D. Harkey, Jr. "was a close friend of Rachesky, served on three boards at the instance of MHR and was touted by MHR as one of its investment advisors." In re Loral Space and Communications Inc., 2008 Del. Chl. LEXIS 136, *5 (Sept. 19, 2008). Michael B. Targoff is an investment advisor of MHR who was placed by MHR as CEO of Loral Space and Communications Inc. Dr. Rachesky, Mr. Harkey and Mr. Targoff "were all enmeshed in financially and personally advantageous relations with each other" and "were aware that MHR knew how to use its clout to get its way." Id. at *60, 71. Robert V. LaPenta is the CEO of L-1 Identity Solutions, Inc., of which MHR owned 7.7% as of March 31, 2011. Additionally, Dr. Rachesky and Mr. Targoff comprise a majority of Leap's Compensation Committee, which has sole authority to determine the compensation of S. Douglas Hutcheson as Leap's CEO.

        In May 2010, Leap held its 2010 annual meeting of stockholders. Notwithstanding that the 2010 election of directors was uncontested, MHR-affiliated director Targoff received only 34,324,205 votes in favor of his election compared to 23,685,665 withheld. Assuming MHR voted its 15.5 million shares in Mr. Targoff's favor, more non-MHR votes would have been withheld from Targoff than voted in his favor.

        On June 17, 2011, Leap filed its preliminary proxy materials with the SEC. In that filing, Leap disclosed for the first time that Mr. John H. Chapple and Mr. William A. Roper, Jr. would be leaving Leap's board at the end of their terms. Mr. Chapple and Mr. Roper are two of the three directors that Leap appointed in November 2009. Given that Mr. Chapple and Mr. Roper are two of the board members who do not have ties to MHR, their loss will further weaken corporate governance, in Pentwater's opinion.

Leap should not have rejected MetroPCS's proposal to merge with Leap in September 2007.

        Leap made the incorrect decision to turn away MetroPCS's proposal to merge with Leap and pay each Leap stockholder 2.75 shares of MetroPCS. At the time, MetroPCS estimated that $2.5 billion of synergies could be realized from the combination. In addition, the combined company would have had a national footprint encompassing the top 20 metropolitan areas in the U.S. The Nominees have no plans to pursue a transaction with MetroPCS or any other similarly situated party in the near future, although a future transaction may be a means of maximizing or unlocking stockholder value.

OUR PLAN TO MAXIMIZE STOCKHOLDER VALUE

We believe our Nominees can work with the existing board to unlock substantial stockholder value at Leap.

        Our Nominees include two former CEOs of multi-billion dollar telecommunications companies as well as the CEO of Pentwater LP. We believe our Nominees can work with the other Leap board members to increase stockholder value at Leap.

        If elected, our Nominees will not have the power by themselves to cause the board to act in any particular way. In addition, if elected, our Nominees will represent a minority of the members of the board and therefore it is not guaranteed that they will have the ability to enhance stockholder value. Subject to their fiduciary duties to Leap and its stockholders under applicable law, however, our Nominees will attempt to influence their fellow directors to act in a manner that we believe is in the best interests of all stockholders. As previously noted, our Nominees have no plans to pursue a transaction with MetroPCS or any other similarly situated party in the near future, although a future transaction may be a means of maximizing or unlocking stockholder value. Our Nominees will seek to implement the following initiatives by encouraging Leap's management to focus on and effectively address the following opportunities and problems:

  Prioritize growth initiatives to maximize voice subscriber penetration.

        Pentwater believes driving voice subscriber penetration is the most efficient way for Leap to maximize its free cash flow. Leap's voice covered population and potential customers ("POPs") penetration is 5.5% compared to MetroPCS at 9.0%. Pentwater believes there is significant growth opportunity over the next two years simply by focusing on Leap's voice covered POPs penetration.

  Accelerate and emphasize Leap's network capacity issue and 4G strategy.

        Pentwater believes that Leap's current network is not sufficient to service desirable smartphone voice subscriber growth when combined with existing voice customer smartphone upgrades. Leap currently plans to hold a commercial 4G trial in only one market by the second half of 2011.

        In light of reports of the National Space-Based Positioning, Navigation and Timing Systems Engineering Forum's study on LightSquared's interference with GPS that was submitted to members of Congress on June 15, 2011, LightSquared's network may not be ready for commercial operation by early 2012. Given that Leap recently signed a roaming agreement with LightSquared, Pentwater believes Leap's subscriber growth or margins could ultimately suffer if Leap is forced to use other networks to sustain demand for network capacity.

  Improve Leap's bloated cost structure through the reduction of SG&A expenses.

        Pentwater believes there is significant value to be realized through the reduction of selling, general and administrative expenses. Specifically, the selling and marketing expense that flows through cost per gross customer addition, or CPGA, and the general and administrative expense that flows through cash costs per user per month, or CCU, can be reduced, resulting in increased value to Leap stockholders. The following table compares these metrics for each of Leap and MetroPCS for the first quarter of 2011:

Company	CPGA for Q1 2011	CCU for Q1 2011
Leap	$192.00	$23.04
MetroPCS	157.00	19.79

        CPGA measures the average cost of acquiring a new customer. CCU (which MetroPCS refers to as Cost Per User, or CPU) measures the non-selling cash cost of operating the business on a per customer basis. The above metrics are taken from the quarterly reports on Form 10-Q for the three months ended March 31, 2011 that Leap and MetroPCS Communications, Inc. filed with the SEC. For information regarding how each company calculates these non-GAAP financial measures, please see pages 35-36 in the Leap Form 10-Q and page 27 in the MetroPCS Form 10-Q, which are available at http://www.sec.gov/edgar/searchedgar/companysearch.html. Pentwater makes no representations regarding the accuracy of these metrics.

  Introduce stockholder representation and alleviate board entrenchment.

        While it is difficult to quantify the potential stockholder value that can be achieved through alleviating board entrenchment, Pentwater believes the presence of three additional independent board members will create greater stockholder value. Given the recent consolidation in the space, it is imperative that stockholders have an independent voice for potential transactions in the future. We note that two of Leap's independent directors, Mr. John H. Chapple and Mr. William A. Roper, Jr., will be leaving the Leap board following the annual meeting. Their departures will in Pentwater's opinion further consolidate MHR's influence over the Leap board.

        Neither Pentwater nor any of the Nominees presently intends to recommend to Leap that it should replace Mr. Hutcheson as the CEO of Leap or any other senior executive officers of Leap in furtherance of Pentwater's goals identified above.

Our Nominees have the experience and qualifications to address Leap's strategic, operational and financial deficiencies.

        Our Nominees possess the skill sets required to address Leap's current needs.

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  Robert E. Switz:  Mr. Switz's extensive operations, finance and international experience provide him with a keen understanding of Leap's operations. Having served as President and Chief Executive Officer of ADC Telecommunications, Inc., Mr. Switz offers a wealth of management experience and business understanding and front-line exposure to many of the issues facing public companies like Leap. Given his expertise in finance and accounting, Mr. Switz is an Audit Committee financial expert. Mr. Switz also brings considerable directorial and governance experience, as he currently serves on the boards of directors of both Broadcom Corporation and Micron Technology, Inc.

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  Matthew C. Halbower:  Mr. Halbower's extensive investment experience in wireless companies will enable him to understand Leap's business and the strategic opportunities available to Leap. His undergraduate training in electrical engineering will facilitate his grasp of the technical aspects of Leap's business. Mr. Halbower's legal training will benefit the board in the current corporate governance environment, and his investment and valuation skills will assist Leap in the evaluation of asset purchases or the exploration of strategic alternatives.

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  Richard R. Roscitt:  Having served as President and Chief Executive Officer of ADC Telecommunications, Inc. and President of AT&T Business Services, Mr. Roscitt offers a strong track record of management experience and business understanding in the telecommunications industry. Mr. Roscitt's leadership was also instrumental in stabilizing operations and leading MCI out of its bankruptcy and corporate governance crisis and facilitating the sale of SMobile Systems to Juniper Networks. His experience as a director of several public companies who have faced severe challenges will also benefit the board.

        Additional biographical information regarding our Nominees is provided below.

        Our Nominees have no affiliation with Leap's current board or the management team responsible for Leap's existing strategy. We believe this lack of affiliation will allow our Nominees to address the strategic, operational and financial issues facing Leap without a bias towards preserving the current roles of management and the board.

 PROPOSAL 1

ELECTION OF DIRECTORS

        The board is currently composed of eight directors whose terms expire at the annual meeting. We are seeking your support at the annual meeting to elect our Nominees in opposition to three of Leap's director nominees, John D. Harkey, Jr., Mark H. Rachesky and Michael B. Targoff. Your vote to elect our Nominees will have the legal effect of replacing three incumbent directors of Leap with our Nominees. If elected, our Nominees will represent a minority of the members of the board, and there is no guarantee that they will have the ability to enhance stockholder value. There is no assurance that any of Leap's nominees will serve as directors if our Nominees are elected.

The Nominees

        Each Pentwater Nominee has consented to being named as a nominee for director of Leap and has agreed to serve as a director of Leap if elected. Below is the name, age, present principal occupation, employment history and any other public company directorships held by each of the Pentwater Nominees for at least the past five years. Each Nominee is a U.S. citizen, and none of the entities referenced below is a parent or a subsidiary of Leap. This information has been furnished to us by the Nominees.

  Robert E. Switz, Age 64

        Mr. Switz served as President and Chief Executive Officer of ADC Telecommunications, Inc., a supplier of broadband network equipment and software, from August 2003 until December 2010, when Tyco Electronics Ltd. acquired ADC. During his tenure as CEO of ADC, Mr. Switz played an instrumental role in transforming ADC, developing and implementing strategies that secured the company's position as one of the leading global providers of fiber connectivity and wireless coverage and capacity solutions for communications service providers. From 1994 until August 2003, he served in various senior management positions at ADC, including Chief Financial Officer, Executive Vice President and Senior Vice President. Mr. Switz was appointed a director of ADC in August 2003 and was appointed Chairman of the Board in June 2008. Mr. Switz was President of ADC's former Broadband Access and Transport Group from November 2000 until April 2001.

        Throughout his ADC career, Mr. Switz held leadership responsibilities for numerous critical functions including strategic planning, business development, corporate technology, marketing communications, sales operations and information systems. Before joining ADC, Mr. Switz was employed by Burr-Brown Corporation, a manufacturer of precision microelectronics, most recently as Vice President, Chief Financial Officer and Director, Ventures & Systems Business. At Burr-Brown, he had management responsibilities for five start-up ventures and seven European manufacturing and distribution subsidiaries. He was also responsible for corporate finance, legal, MIS, accounting, purchasing, physical resources, facilities, investor relations and business development. Mr. Switz received a B.S. in Business Administration from Quinnipiac University and an M.B.A. from the University of Bridgeport. Mr. Switz received recognition as a Finalist in American Business Awards for Best Executive in 2004 through 2008 and Best Turnaround Executive in 2005 through 2008. In 1999, he was a recipient of the CFO Excellence award from CFO Magazine.

        During the past five years, Mr. Switz was a director of the following public companies:

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  ADC Telecommunications, Inc. (supplier of broadband network equipment and software)—August 2003 to December 2010

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  Broadcom Corporation (semiconductors for wired and wireless communications)—May 2003 to present

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  Micron Technology, Inc. (semiconductor company)—February 2006 to present

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  Hickory Tech Corporation (integrated communications provider)—April 1999 to April 2006

        Mr. Switz's son, Aaron Switz, is a senior portfolio manager at Pentwater LP.

  Matthew C. Halbower, Age 42

        Mr. Halbower founded Pentwater Capital Management LP, an investment management firm, in early 2007 and has served as its Chief Executive Officer, Chief Investment Officer and Portfolio Manager since it formally launched its first fund on October 1, 2007. Prior to founding Pentwater LP, Mr. Halbower was a portfolio manager at Deephaven Capital Management, where he worked from 2001 to 2006.

        Mr. Halbower graduated from the Massachusetts Institute of Technology in 1991 with a B.S. degree in electrical engineering. He received his J.D. degree from Harvard Law School in 1994. Mr. Halbower has invested in wireless companies for the past decade, and funds that he has managed have held substantial equity stakes in numerous wireless companies.

  Richard R. Roscitt, Age 60

        Mr. Richard R. Roscitt serves as Non-Executive Chairman of Sapien Software, LLC, a leading software as a service (SaaS) provider of global human resources, talent management and managed human resource solutions. Mr. Roscitt served as Chairman and Chief Executive Officer of SMobile Systems, Inc., a software company focused solely on smart phone and tablet security solutions for the enterprise, service provider and consumer markets, from August 2007 until January 2010. In July 2010, SMoble was acquired by Juniper Networks, Inc. From August 2003 until March 2004, Mr. Roscitt served as President and Chief Operating Officer of MCI and led MCI out of its bankruptcy and corporate governance crisis. He served as President, Chief Executive Officer and Chairman of ADC Telecommunications Inc. from February 2001 until August 2003.

        Mr. Roscitt served as President of AT&T Business Services from August 1998 to December 1999 and as Vice President and General Manager of AT&T Solutions from February 1995 to December 1999. He was responsible for the firm's efforts to service the communications needs of the business market through AT&T Solutions, AT&T Data and Internet Services, AT&T Global Network Services and the global sales organization, from December 1999 to February 2001. He worked for 28 years at AT&T.

        Mr. Roscitt serves as a Trustee of Stevens Institute of Technology. He holds a Bachelor of Engineering degree from Stevens Institute of Technology and an M.B.A. degree from the Sloan School of Management at Massachusetts Institute of Technology.

        Mr. Roscitt was a director of ICT Group, Inc. (a provider of outsourced customer management and business process outsourcing solutions) from July 2008 to February 2010.

Compensation and Certain Agreements with Certain Pentwater Nominees

        None of the Pentwater Nominees nor any of their associates has received any cash compensation, cash bonuses, deferred compensation, compensation pursuant to plans, or other compensation, from, or in respect of, services rendered on behalf of Leap, or is subject to any arrangement described in Item 402 of Regulation S-K with respect to Leap.

        Each of the Pentwater Nominees other than Mr. Halbower has entered into an indemnification agreement with Pentwater LP pursuant to which Pentwater LP has agreed (a) to pay $25,000 to such nominee and (b) to indemnify such nominee for claims related to any event or occurrence relating to or directly or indirectly arising out of, or any action taken or omitted to be taken in connection with the election of directors at the annual meeting or related matters, but not in his capacity as a director of Leap if the nominee is so elected at the annual meeting.

        If elected as a director of Leap, each of the Nominees would be an "independent director" within the meaning of applicable NASDAQ listing standards applicable to board composition and Section 301 of the Sarbanes-Oxley Act of 2002.

        Other than as stated herein, there are no arrangements or understandings between the Nominees, Pentwater, or any other person or persons pursuant to which the nomination described in this proxy statement is to be made, other than the consent by each of the Nominees to be named in this proxy statement and to serve as a director of Leap if elected as such at the annual meeting. Other than with respect to Mr. Halbower as a result of Pentwater LP's filing the complaint in Delaware Chancery Court as described above, none of the Nominees is a party adverse to Leap or any of its subsidiaries or has a material interest adverse to Leap or any of its subsidiaries in any material pending legal proceedings.

        Pentwater does not expect that the Nominees will be unable to stand for election, but, in the event that such persons are unable to serve or for good cause will not serve, the shares represented by the enclosed GOLD proxy card will be voted for substitute nominees, to the extent this is not prohibited under the bylaws of Leap and applicable law. In addition, we reserve the right to nominate substitute persons if Leap makes or announces any changes to its bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying the Nominees, to the extent this is not prohibited under Leap's bylaws and applicable law. In any such case, shares represented by the enclosed GOLD proxy card will be voted for such substitute nominees. We reserve the right to nominate additional persons, to the extent this is not prohibited under Leap's bylaws and applicable law, if Leap increases the size of the board above its existing size or increases the number of directors whose terms expire at the annual meeting. Additional nominations made pursuant to the preceding sentence are without prejudice to the position of Pentwater that any attempt to increase the size of the current board constitutes an unlawful manipulation of Leap's corporate machinery.

Please vote FOR the election of the Nominees on the enclosed GOLD proxy card.

PROPOSAL 2

ADVISORY VOTE ON EXECUTIVE COMPENSATION

        As discussed in further detail in Leap's proxy statement, under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, stockholders are entitled to vote at the annual meeting to provide advisory approval of the compensation Leap provided to its named executive officers in 2010, as disclosed in the section of Leap's proxy statement entitled "Compensation Discussion and Analysis." Under the Dodd-Frank Act, the vote on executive compensation is an advisory vote only.

        We believe that Leap's performance in fiscal year 2010 did not warrant an 8% and a 95% year-over-year increase in Total Compensation for S. Douglas Hutcheson, Leap's President, CEO and Director and Walter Z. Berger, Leap's Executive Vice President and CFO, respectively. Therefore, we recommend that stockholders vote AGAINST the following resolution proposed by Leap:

  "RESOLVED, that Leap's stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in Leap's Proxy Statement for the 2011 Annual Meeting of Stockholders, pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2010 Summary Compensation Table and the other related tables and disclosure."

 PROPOSAL 3

ADVISORY VOTE ON THE FREQUENCY
OF CONDUCTING FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

        Under the Dodd-Frank Act, Leap's stockholders are entitled to vote at the annual meeting regarding whether the stockholder vote to approve the compensation of Leap's named executive officers as required by the Dodd-Frank Act (and as described in Proposal 2 of this proxy statement) should occur every one, two or three years. Under the rules issued by the SEC, stockholders also have the option to abstain from voting on the matter.

        Under the Dodd-Frank Act, the vote on how frequently Leap's stockholders should vote to approve executive compensation is an advisory vote only, and it is not binding on Leap, its compensation committee or its board. Although the vote is non-binding, Leap states in its proxy statement that its compensation committee and board value the opinions of its stockholders and will consider the outcome of the vote when determining how frequently the stockholder vote on executive compensation should occur.

        Leap states in its proxy statement that its board has determined that having an advisory stockholder vote on executive compensation each year is the best approach for Leap and its stockholders. We concur with that view.

        Accordingly, we recommend that the advisory vote on Leap's executive compensation be conducted every year.

PROPOSAL 4

APPROVAL OF A STOCK OPTION EXCHANGE PROGRAM

        As described in its proxy statement, Leap is asking its stockholders to approve an option-for-option exchange program, or option exchange. If implemented, this option exchange would allow Leap to exchange eligible outstanding options granted under Leap's 2004 Stock Plan and its 2009 Inducement Plan and currently held by certain employees for a lesser number of replacement options to be granted under Leap's 2004 Stock Plan with an exercise price equal to the closing price of Leap's common stock on the date of the replacement grant. Stockholder approval of the option exchange is required under the NASDAQ listing rules and Leap's incentive compensation plans. The option exchange will be open only to eligible employees who are employed by Leap and its subsidiaries. Executive officers and members of Leap's board will not be permitted to participate in the option exchange. In addition, consultants, former employees and other third parties who may hold options will not have the right to participate in the option exchange.

        We recommend that stockholders vote FOR the proposed option exchange.

PROPOSAL 5

COMPANY PROPOSAL TO RATIFY SELECTION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

        As discussed in further detail in Leap's proxy statement, the audit committee of the board has selected PricewaterhouseCoopers LLP as Leap's independent registered public accounting firm for the year ending December 31, 2011. Leap is submitting the selection of PricewaterhouseCoopers LLP for ratification of and approval by the stockholders at the annual meeting.

We do not object to the ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm of Leap for the year ending December 31, 2011.

OTHER MATTERS

        We are not aware of any other matters to be presented at the annual meeting. If any other matters that were unknown a reasonable time before our solicitation of proxies do properly come before the annual meeting (including any motion to cancel, adjourn, continue or postpone the annual meeting), the persons named as proxy holders on the GOLD proxy card or their substitutes will vote the shares represented by the GOLD proxy cards on such other matters in their discretion in accordance with their judgment.

VOTING MATTERS

Record Date

        Only stockholders of record on the record date, June 3, 2011, will be entitled to notice of and to vote at the annual meeting. Based on publicly available information, we believe that the only outstanding class of securities of Leap entitled to vote at the annual meeting is the class of common stock. Each share of common stock is entitled to one vote. Stockholders who sell shares before the record date (or acquire them without voting rights after the record date) may not vote those shares. Stockholders of record on the record date will retain their voting rights in connection with the annual meeting even if they sell those shares after the record date.

        It is critical that you vote the GOLD proxy card "FOR" our Nominees with respect to all shares you held of record as of the record date, even if you sell your shares after the record date.

How Pentwater Intends to Vote Its Shares

        According to Leap's proxy statement for the annual meeting, there were 78,595,422 shares of Leap common stock outstanding as of June 3, 2011, the record date for the annual meeting. As of the record date, Pentwater owned an aggregate of 2,400,010 shares of Leap common stock, representing approximately 3.05% of the shares of Leap common stock outstanding as of the record date. Leap intends to vote all of its shares of Leap common stock:

  •
  FOR the election of the Nominees;

  •
  FOR the candidates who have been nominated by Leap other than John D. Harkey, Jr., Mark H. Rachesky and Michael B. Targoff;

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  AGAINST a resolution proposed by Leap to approve, on an advisory basis, the compensation of Leap's named executive officers;

  •
  FOR conducting future advisory votes on executive compensation each year;

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  FOR the stock option exchange program proposed by Leap;

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  FOR the ratification of the selection of PricewaterhouseCoopers LLP; and

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  in the discretion of the persons named as proxies on all other matters as may properly come before the annual meeting that are unknown to us a reasonable time before this solicitation.

        According to Leap's proxy statement for the annual meeting, the current board intends to nominate eight candidates for election as directors at the annual meeting. This proxy statement is soliciting proxies to elect not only our three Nominees, but also the candidates who have been nominated by Leap other than John D. Harkey, Jr., Mark H. Rachesky and Michael B. Targoff. This plan gives stockholders who wish to vote for our three Nominees and those other nominees the ability to do so. Leap's proxy statement provides information about of Leap's nominees, including their backgrounds and qualifications. There is no assurance that any of Leap's nominees will serve as directors if our Nominees are elected.

Quorum, Abstentions, and Broker Non-Votes

        A quorum is necessary for the transaction of business at the annual meeting. A quorum exists when holders of a majority of the total number of outstanding shares of common stock entitled to vote at the meeting are present in person or by proxy.

        Generally, a "broker non-vote" occurs when your shares are held by a broker, bank or other nominee and are not voted with respect to a particular proposal because the organization that holds your shares does not have discretionary voting power with respect to that proposal and has not received voting instructions from you. Under the rules of various national and regional securities exchanges, the organization that holds your shares does not have discretionary voting power with respect to any proposal that is subject to a counter-solicitation. Therefore, unless you provide voting instructions to any broker, bank or other nominee holding shares on your behalf, they will not have discretionary authority to vote your shares on any of the proposals described in this proxy statement. Please vote your proxy or provide voting instructions to the broker, bank or other nominee holding your shares so your vote on these matters will be counted.

        Abstentions and broker non-votes are counted towards a quorum but are not considered as votes cast in determining whether a matter has been approved and will therefore have no effect on the outcome of any proposal.

Votes Required

  Proposal 1—Director Elections

        Under Leap's bylaws, directors are elected by a plurality of the votes cast in the election of directors. Plurality voting means that those individuals who receive the highest number of votes cast "for" their election are elected as directors, up to the maximum number of directors up for election. The eight director candidates receiving the highest number of "for" votes at the annual meeting therefore will be elected to the Leap board of directors. Votes cast "withheld" with respect to any specific director nominee will not offset or cancel other votes cast "for" that nominee. Abstentions and broker non-votes will not be counted in the director election vote totals. If the Delaware Chancery Court denies the relief requested by Pentwater and if Leap continues to assert that Pentwater's notice to nominate the Nominees was not in proper form, the Nominees may not be eligible for nomination and election at the annual meeting or your vote for the Nominees may be disallowed, even if we receive the votes necessary to elect the Nominees at the annual meeting. The votes reflected on the GOLD proxy card FOR and to WITHHOLD AUTHORITY for Leap's nominees will be counted.

  Proposal 2—Advisory Vote on Executive Compensation

        Leap's proxy statement provides that stockholder approval, on an advisory basis, of this proposal requires the affirmative vote of a majority of the votes cast with respect to this proposal by the shares present in person or represented by proxy and entitled to vote on the proposal at the annual meeting. A "majority of votes cast" means that the number of votes "FOR" the approval of Leap's executive compensation program must exceed the number of votes "AGAINST" the approval of Leap's executive compensation program. Abstentions and broker non-votes will not be considered as votes cast and will therefore have no effect on the outcome of this proposal.

  Proposal 3—Advisory Vote on the Frequency of Conducting Future Advisory Votes on Executive Compensation

        Leap's proxy statement provides that the affirmative vote of a majority of the votes cast with respect to this proposal by the shares present in person or represented by proxy and entitled to vote on the proposal at the annual meeting is required for the approval, on an advisory basis, of the vote regarding the frequency of an advisory vote on the compensation of Leap's named executive officers. Abstentions and broker non-votes will not be considered as votes cast and will therefore have no effect on the outcome of this proposal. Leap states in its proxy statement that with respect to this item, if none of the frequency alternatives (one year, two years or three years) receives a majority of the votes cast, Leap will consider the frequency alternative that receives the highest number of votes cast by stockholders to be the frequency alternative that has been selected by its stockholders. Leap goes on to state, however, that because this vote is advisory and not binding on Leap, its compensation committee or board may decide that it is in the best interests of Leap and its stockholders to hold an advisory vote on executive compensation more or less frequently than the frequency alternative that is approved by Leap's stockholders.

  Proposal 4—Approval of a Stock Option Exchange Program

        Leap's proxy statement provides that stockholder approval of this proposal requires the affirmative vote of a majority of the votes cast with respect to this proposal by the shares present in person or represented by proxy and entitled to vote on the proposal at the annual meeting. A "majority of votes cast" means that the number of votes "FOR" the approval of the option exchange must exceed the number of votes "AGAINST" the approval of the option exchange. Abstentions and broker non-votes will not be considered as votes cast and will therefore have no effect on the outcome of this proposal.

  Proposal 5—Ratification of the Selection of PricewaterhouseCoopers LLP

        Leap's proxy statement provides that stockholder approval of this proposal requires the affirmative vote of a majority of the votes cast with respect to this proposal by the shares present in person or represented by proxy and entitled to vote on the proposal at the annual meeting. A "majority of votes cast" means that the number of votes "FOR" the ratification of Leap's independent registered public accounting firm must exceed the number of votes "AGAINST" the ratification of Leap's independent registered public accounting firm. Abstentions will not be considered as votes cast and will therefore have no effect on the outcome of this proposal.

Voting by Record Holders

        If you are the record holder of your shares, you can vote your shares in any of the following four ways:

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  sign, date and return the GOLD proxy card in the enclosed postage paid envelope;

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  vote by telephone using the telephone voting instructions on the GOLD proxy card;

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  vote over the internet using the internet voting instructions on the GOLD proxy card; or

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  vote in person at the annual meeting by submitting your GOLD proxy card at the meeting or using one of the written ballots that will be distributed to stockholders of record who attend the annual meeting and wish to vote in person.

        If you want to vote by telephone or over the internet, you will need to provide the unique control number printed on your GOLD proxy card. In addition to the voting instructions printed on the GOLD proxy card, step-by-step voting instructions will be provided by a recorded telephone message for stockholders submitting proxies by telephone, or at the designated website for stockholders submitting proxies over the internet. Stockholders submitting proxies by telephone will receive confirmation on the telephone that their vote by telephone was successfully submitted, and stockholders voting over the internet may provide an email address for confirmation that their internet vote was successfully submitted. If you vote by telephone or over the internet pursuant to the voting instructions on the GOLD proxy card, you do not also need to return a GOLD proxy card.

        Even if you plan to attend the annual meeting, please sign, date and return your GOLD proxy card in the enclosed postage paid envelope, in case your plans change. All valid GOLD proxy cards received prior to the annual meeting will be voted at the annual meeting. If you provide voting instructions as to any specific proposal on the GOLD proxy card, your shares will be voted in accordance with your instructions.

Voting by Beneficial Owners

        Any shares held for you in the name of a bank, broker, or other nominee holder on the record date can only be voted by the nominee holder in whose name the shares are held, and only upon receipt of your specific voting instructions. As the beneficial owner, you have the right to tell your nominee holder how to vote the shares they hold for you, and your bank, broker, or other nominee holder should have enclosed a GOLD voting instruction card for you to tell them how you want them to vote your shares. Please return every voting instruction card as early as possible to ensure that all of your shares will be voted in accordance with your instructions, or contact the person responsible for your account and instruct them to execute and return a GOLD proxy card for your shares as soon as possible, voting "FOR" the election of each of the Nominees. You also may attend the annual meeting and vote your shares in person. Because you are not the stockholder of record for any shares held for you by a nominee holder, however, to vote your shares you must specifically request and obtain a document called a "legal proxy" from your bank, broker or other nominee holder and bring it with you to the annual meeting.

Voting in the Absence of Specific Instructions

        If you sign and return a GOLD proxy card and do not provide specific voting instructions on the GOLD proxy card as to a specific matter, your shares will be voted:

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  FOR the election of the Nominees;

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  FOR the candidates who have been nominated by Leap other than John D. Harkey, Jr., Mark H. Rachesky and Michael B. Targoff;

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  AGAINST a resolution proposed by Leap to approve, on an advisory basis, the compensation of Leap's named executive officers;

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  FOR conducting future advisory votes on executive compensation each year;

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  FOR a stock option exchange program proposed by Leap;

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  FOR the ratification of the selection of PricewaterhouseCoopers LLP; and

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  in the discretion of the persons named as proxies on all other matters as may properly come before the annual meeting that are unknown to us a reasonable time before this solicitation.

Revoking a Proxy—Record Holders

        Any stockholder of record may revoke a proxy or change prior proxy instructions at any time prior to the vote at the annual meeting in any of the following ways:

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  by submitting a properly executed, later-dated GOLD proxy card, which will revoke all earlier-dated proxy cards for the annual meeting;

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  by voting by telephone or over the internet using the telephone or internet voting instructions on your GOLD proxy card (only your latest Internet or telephone proxy submitted prior to the Annual Meeting will be counted);

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  by attending the annual meeting and voting in person, although attending the annual meeting alone without voting will not in and of itself revoke a prior proxy; or

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  by delivering written notice of revocation either to (i) Pentwater, c/o MacKenzie Partners, Inc., 105 Madison Avenue, New York, New York 10016, or to (ii) the Corporate Secretary of Leap at Leap's principal executive offices, 5887 Copley Drive, San Diego, California 92111.

        Although a notice of revocation is effective if delivered to Leap, please also send either the original or a copy of any revocation notice to Pentwater, c/o MacKenzie Partners, Inc., 105 Madison Avenue, New York, New York 10016, so that Pentwater will be aware of your proxy revocation.

        If you previously signed and returned a white Leap proxy card, please revoke it immediately by using one of the revocation methods described above. Please also discard and do not return any white proxy card that may be sent to you by or on behalf of Leap.

Revoking a Proxy—Beneficial Holders

        If you wish to change your vote after you instruct your nominee holder how to vote the shares they hold for you, please contact the person responsible for your account for specific instructions as to how to change your vote.

If you wish to vote at the annual meeting, please sign, date and return promptly the enclosed GOLD proxy card in the postage-paid envelope provided.

 SOLICITATION OF PROXIES

        Proxies may be solicited in person, by mail, advertisement, telephone, telecopier, the internet or email. Proxies may be solicited by the Nominees, by Pentwater, and by employees, officers and representatives of Pentwater or its affiliates, none of whom have been specially retained to engage in the solicitation and none of whom will receive any additional compensation for their solicitation efforts. Proxies also will be solicited from individuals, banks, bank nominees, brokers, and other institutional holders. We have requested banks, brokerage houses, and other custodians, nominees, and fiduciaries to forward all solicitation materials to the beneficial owners of any Leap common stock they hold of record. We will reimburse these record holders for their reasonable out-of-pocket expenses in doing so.

        We have entered into an agreement with MacKenzie Partners, Inc. for solicitation and advisory services in connection with this solicitation, for which MacKenzie Partners, Inc. will receive a customary fee together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws. It is anticipated that MacKenzie Partners, Inc. will employ approximately five persons to solicit Leap's stockholders for the annual meeting.

        Pentwater will pay all expenses incurred in connection with the solicitation of proxies. Costs of this solicitation of proxies are currently estimated to be approximately $500,000. We estimate that through the date of this proxy statement, our expenses in connection with this solicitation are approximately $225,000. We intend to seek reimbursement from Leap of all expenses we incur in connection with the solicitation of proxies for the election of the Nominees to the board at the annual meeting. We do not intend to submit the question of such reimbursement to a vote of Leap's stockholders.

 OTHER PARTICIPANT INFORMATION

        The participants in this proxy solicitation are Pentwater Capital Management LP, Pentwater Growth Fund Ltd., Pentwater Equity Opportunities Master Fund Ltd., Oceana Master Fund Ltd., LMA SPC for and on behalf of MAP 98 Segregated Portfolio, Matthew C. Halbower, Robert E. Switz and Richard R. Roscitt.

        The address of Sapien Software, LLC is 10 North Park Place, Morristown, NJ, 07960.

Beneficial Ownership of Leap Common Stock by Participants

        The following table provides information with respect to any record and/or beneficial ownership of Leap common stock by each of the participants as of June 28, 2011. Except as set forth below, none of the participants and, to Pentwater LP's knowledge, no associate of any participant, is the owner beneficially or of record of any shares of Leap common stock. The only shares of Leap common stock held of record by any of the participants are 10 shares held of record by Pentwater LP and 100 shares held of record by Pentwater Equity.

        The shares of Leap common stock owned by the Funds (as defined below) are held primarily in margin accounts maintained with brokers, which may extend margin credit as and when required to open or carry positions in the margin accounts, subject to applicable federal margin regulations, stock exchange rules and the brokers' credit policies. In such instances, the positions held in the margin accounts are pledged as collateral security for the repayment of debit balances in the accounts. The Funds' collective indebtedness in their margin accounts associated with their investments in Leap securities was approximately $4,496,733 as of June 28, 2011.

Name and Address(1) of Participant	Amount and Nature of Beneficial Ownership	Percent of Class(2)
Pentwater Capital Management LP(3)	2,400,010	3.05%
Pentwater Growth Fund Ltd.(4)	385,090	0.49%
Pentwater Equity Opportunities Master Fund Ltd.(4)	1,251,665	1.59%
Oceana Master Fund Ltd.(4)	532,359	0.68%
LMA SPC for and on behalf of MAP 98 Segregated Portfolio(4)	230,886	0.29%
Matthew C. Halbower(5)	2,400,010	3.05%
Robert E. Switz	—	—
Richard R. Roscitt	—	—

(1)
Each of the participants has an address in care of Pentwater LP's principal office at 227 W. Monroe, Suite 4000, Chicago, Illinois 60606.

(2)
The percentage ownership information set forth in this column is based on the 78,596,797 shares of Leap common stock outstanding as of June 20, 2011, as disclosed in Leap's definitive proxy statement filed with the SEC on June 28, 2011.

(3)
Pentwater LP—as the investment manager having voting and dispositive power over the shares of Leap common stock deemed directly beneficially owned by Pentwater Growth, Pentwater Equity, Oceana, and MAP (collectively, the "Funds")—may be deemed to share the beneficial ownership of those shares. Pentwater LP disclaims any ownership of the shares owned by any other participant.

(4)
By virtue of the relationships described in footnotes (3) and (5), each of the Funds may be deemed to share beneficial ownership of the shares of Leap common stock directly beneficially owned by each of the Funds. Each of the Funds disclaims any ownership of the shares of Leap common stock owned by the other Funds.

(5)
Mr. Halbower, as (a) the chief executive officer of Halbower Holdings, Inc., the general partner of Pentwater LP, and (b) the chief executive officer and the majority equity holder of Pentwater LP, the investment manager having voting and dispositive power over the shares of Leap common stock deemed directly beneficially owned by the Funds, may be deemed to share the beneficial ownership of those shares. Mr. Halbower disclaims any ownership of the shares owned by any other participant.

        For information regarding purchases and sales of securities of Leap during the past two years by Pentwater, see Appendix A.

        Except as set forth in this proxy statement (including the Appendices hereto), (i) during the past 10 years, no participant in this solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no participant in this solicitation directly or indirectly beneficially owns any securities of Leap; (iii) no participant in this solicitation owns any securities of Leap which are owned of record but not beneficially; (iv) no participant in this solicitation has purchased or sold any securities of Leap during the past two years; (v) no part of the purchase price or market value of the securities of Leap owned by any participant in this solicitation is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no participant in this solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of Leap, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any participant in this solicitation owns beneficially, directly or indirectly, any securities of Leap; (viii) no participant in this solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of Leap; (ix) no participant in this solicitation or any of his or its associates was a party to any transaction, or series of similar transactions, since the beginning of Leap's last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which Leap or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no participant in this solicitation or any of his or its associates has any arrangement or understanding with any person with respect to any future employment by Leap or its affiliates, or with respect to any future transactions to which Leap or any of its affiliates will or may be a party; and (xi) no participant in this solicitation has a substantial interest, direct or indirect, by securities holdings or otherwise in any matter to be acted on at the annual meeting.

        Other than with respect to Mr. Halbower as a result of Pentwater LP's filing the complaint in Delaware Chancery Court as described above, there are no material proceedings to which any participant in this solicitation or any of his or its associates is a party adverse to Leap or any of its subsidiaries or has a material interest adverse to Leap or any of its subsidiaries. With respect to each of the Nominees, none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Securities Exchange Act of 1934 occurred during the past ten years.

ADDITIONAL INFORMATION

        Pentwater has omitted from this proxy statement certain information regarding Leap that may be deemed to be required to be included in this proxy statement by applicable law and that is required to be included in the Leap proxy statement for the annual meeting. This information includes, among other things:

  •
  information relating to the ownership of Leap securities by certain beneficial owners (see the section entitled "Security Ownership of Certain Beneficial Owners and Management" in the Leap proxy statement);

  •
  information concerning the procedures for submitting stockholder proposals and director nominations and for consideration of stockholder proposals for inclusion in Leap's proxy materials (see the sections entitled "Board of Directors and Board Committees—Director Nomination Process" and "Stockholder Proposals" in the Leap proxy statement);

  •
  information regarding Leap's directors, including its nominees for election at the annual meeting, and its executive officers (see the sections entitled "Proposal 1—Election of Directors," "Executive Officers," and "Certain Relationships and Related Transactions" in the Leap proxy statement); and

  •
  information regarding Leap's compensation policies and compensation paid or payable to its directors and executive officers (see the sections entitled "Compensation Discussion and Analysis," "Compensation Committee Report," and other relevant disclosures in the Leap proxy statement).

        Stockholders should refer to Leap's proxy statement to review Leap's disclosures with respect to these matters. Upon request to our proxy solicitor, MacKenzie Partners, Inc., we will provide a copy of these disclosures without charge to each person to whom our proxy statement is delivered. MacKenzie Partners, Inc.'s contact information appears on page 2 of this proxy statement. Stockholders are advised that Pentwater did not prepare the Leap proxy statement or Leap's other SEC filings and does not have first hand knowledge of, and therefore has not independently verified the accuracy or completeness of, the information contained in any of Leap's public filings.

        Although we do not have any knowledge indicating that any statement we make in this proxy statement is untrue, we do not take any responsibility for the accuracy or completeness of statements taken from public documents and records that were not prepared by or on our behalf, or for any failure by Leap to disclose events that may affect the significance or accuracy of that information.

 IMPORTANT

        Tell your board what you think! Your vote is important. No matter how many shares you own, please give Pentwater your proxy FOR the election of its Nominees by taking the following three steps:

  •
  SIGNING the enclosed GOLD proxy card;

  •
  DATING the enclosed GOLD proxy card; and

  •
  MAILING the enclosed GOLD proxy card TODAY in the envelope provided (no postage is required if mailed in the United States).

        If any of your shares are held in the name of a brokerage firm, bank, bank nominee or other institution, only such nominee can vote such shares and only upon receipt of your specific instructions. Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed GOLD voting form.

If you have any questions, require assistance in voting your GOLD proxy card, or need additional copies of Pentwater's proxy materials, please call
MacKenzie Partners, Inc. at the phone numbers or email listed below.

105 Madison Avenue New York, New York 10016 (212) 929-5500 (Call Collect) leap@mackenziepartners.com or CALL TOLL FREE (800) 322-2885

 APPENDIX A

TRANSACTIONS IN LEAP SECURITIES WITHIN THE PAST TWO YEARS

        Set forth on the following Appendices A-1 through A-4 are (a) the dates within the past two years on which Leap securities were purchased or sold by each of the Funds that purchased or sold Leap securities during that period, and (b) the securities purchased or sold on such dates. No participant other than the Funds and Pentwater Capital Management LP purchased or sold Leap securities during the past two years. Pentwater Capital Management LP purchased 10 shares of Leap common stock for a price of $12.33 per share on February 25, 2011. All of the transactions in Leap common stock listed on Appendices A-1 through A-4 were made in the open market on the NASDAQ Global Select market.

 Appendix A-1

Pentwater Growth Fund Ltd.			Pentwater Growth Fund Ltd.
Leap Common Stock			Leap Common Stock
Date	Purchase (P) or Sale (S)	Number of Shares of Leap Common Stock	Date	Purchase (P) or Sale (S)	Number of Shares of Leap Common Stock
2/5/2010	P	10,139	8/5/2010	P	22,000
2/5/2010	S	(5,978)	8/13/2010	P	30,800
2/8/2010	S	(430)	8/16/2010	P	4,400
2/8/2010	P	1,828	8/16/2010	P	8,800
2/9/2010	S	(5,559)	8/16/2010	P	11,000
2/10/2010	P	1,075	8/16/2010	P	33,000
2/11/2010	P	280	8/16/2010	P	8,800
2/11/2010	S	(280)	8/17/2010	P	52,800
2/12/2010	P	10,800	8/17/2010	P	22,000
2/16/2010	P	5,400	8/18/2010	P	66,000
2/17/2010	P	24,295	8/18/2010	S	(2,200)
2/17/2010	P	7,955	8/19/2010	P	55,000
2/17/2010	P	5,375	8/20/2010	P	55,000
2/17/2010	P	10,750	8/20/2010	S	(4,400)
2/17/2010	P	8,600	8/20/2010	S	(15,400)
2/17/2010	S	(1,076)	8/23/2010	P	7,700
2/19/2010	P	4,300	8/24/2010	P	4,400
2/22/2010	P	2,157	8/24/2010	P	3,300
3/8/2010	S	(17,207)	8/25/2010	S	(11,000)
3/9/2010	S	(4,300)	8/25/2010	S	(5,500)
3/10/2010	S	(2,153)	8/25/2010	S	(5,500)
3/11/2010	S	(2,153)	8/25/2010	S	(4,400)
3/15/2010	S	(2,152)	8/26/2010	S	(16,610)
3/18/2010	S	(100)	8/30/2010	P	14,410
3/19/2010	P	134	8/30/2010	P	4,422
3/19/2010	S	(19,400)	8/30/2010	S	(22)
3/19/2010	S	(32,300)	8/31/2010	P	11,000
3/22/2010	P	7,525	8/31/2010	P	15,400
3/23/2010	S	(1,720)	9/1/2010	P	4,400
3/24/2010	P	1,612	9/2/2010	P	4,400
3/25/2010	P	1,075	9/3/2010	S	(2,200)
4/7/2010	P	5,375	9/7/2010	S	(2,200)
4/16/2010	S	(1,097)	9/7/2010	P	39,600
4/16/2010	S	(5,300)	9/8/2010	P	8,800
4/16/2010	S	(5,400)	9/9/2010	S	(24,200)
4/27/2010	S	(110)	9/10/2010	P	2,200
4/29/2010	S	(1,100)	9/14/2010	P	13,200
5/3/2010	S	(860)	9/14/2010	S	(8,800)

Pentwater Growth Fund Ltd.			Pentwater Growth Fund Ltd.
Leap Common Stock			Leap Common Stock
Date	Purchase (P) or Sale (S)	Number of Shares of Leap Common Stock	Date	Purchase (P) or Sale (S)	Number of Shares of Leap Common Stock
9/15/2010	S	(2,200)	11/4/2010	S	(3,300)
9/16/2010	P	4,399	11/4/2010	S	(3,300)
9/16/2010	S	(500)	11/8/2010	P	21,993
9/16/2010	S	(500)	11/9/2010	P	17,600
9/17/2010	P	44,000	11/10/2010	S	(3,300)
9/17/2010	P	34,584	11/11/2010	P	20,900
9/17/2010	S	(21,500)	11/12/2010	P	22,000
9/17/2010	S	(46,000)	11/12/2010	P	5,060
9/20/2010	P	24,640	11/15/2010	P	5,500
9/20/2010	P	19,360	11/15/2010	P	5,500
9/21/2010	P	5,500	11/16/2010	P	7,700
9/21/2010	P	4,400	11/16/2010	P	15,400
9/22/2010	S	(550)	11/17/2010	S	(4,400)
9/22/2010	P	15,400	11/18/2010	S	(2,200)
9/23/2010	S	(6,600)	11/19/2010	P	5,500
9/23/2010	P	13,200	11/19/2010	S	(365)
9/23/2010	P	8,800	11/19/2010	P	154,000
9/24/2010	S	(26,400)	11/19/2010	S	(70,400)
9/24/2010	S	(1,826)	11/22/2010	P	1,465
9/27/2010	S	(4,400)	11/23/2010	P	44,000
9/29/2010	S	(2,200)	11/26/2010	P	6,600
9/30/2010	S	(1,650)	11/29/2010	P	46,948
10/13/2010	S	(200)	11/29/2010	P	12,452
10/14/2010	P	2,200	12/1/2010	P	3,218
10/14/2010	P	100	12/2/2010	P	868
10/15/2010	P	30,700	12/3/2010	S	(1,860)
10/15/2010	S	(259,400)	12/6/2010	P	1,110
10/18/2010	P	9,240	12/8/2010	S	(3,760)
10/19/2010	P	6,600	12/9/2010	P	3,326
10/21/2010	P	7,700	12/9/2010	S	(681)
10/26/2010	P	28,710	12/16/2010	S	(45,600)
10/27/2010	P	2,200	12/17/2010	S	(657)
10/27/2010	P	13,200	12/17/2010	P	41,700
10/28/2010	S	(8,800)	12/18/2010	S	(6,000)
10/29/2010	S	(1,100)	12/20/2010	S	(9,500)
10/29/2010	P	286	12/27/2010	P	1,920
11/1/2010	P	4,400	12/28/2010	P	4,541
11/2/2010	S	(8,800)	12/31/2010	P	4,400
11/2/2010	P	1,100	1/3/2011	S	(13,623)
11/3/2010	P	154	1/4/2011	S	(3,800)
11/3/2010	P	42,900	1/5/2011	S	(9,500)
11/3/2010	P	1,100	1/6/2011	P	1,900

Pentwater Growth Fund Ltd.			Pentwater Growth Fund Ltd.
Leap Common Stock			Leap Common Stock
Date	Purchase (P) or Sale (S)	Number of Shares of Leap Common Stock	Date	Purchase (P) or Sale (S)	Number of Shares of Leap Common Stock
1/6/2011	S	(1,900)	3/31/2011	P	11,200
1/7/2011	P	5,700	3/31/2011	S	(3,200)
1/10/2011	S	(2,850)	3/31/2011	P	3,200
1/11/2011	P	3,800	4/1/2011	S	(3,200)
1/13/2011	S	(1,874)	4/4/2011	S	(12,800)
1/21/2011	S	(28,500)	4/5/2011	S	(16,000)
1/24/2011	P	2,815	4/6/2011	S	(11,200)
1/25/2011	P	5,217	4/7/2011	S	(19,377)
1/26/2011	S	(3,398)	4/8/2011	S	(3,200)
1/27/2011	S	(4,250)	4/8/2011	S	(6,400)
1/28/2011	S	(9,474)	4/11/2011	S	(8,000)
1/28/2011	P	1,066	4/11/2011	S	(2,500)
1/31/2011	P	834	4/12/2011	P	1
2/1/2011	S	(3,301)	4/12/2011	S	(800)
2/2/2011	P	1,899	4/13/2011	S	(400)
2/3/2011	P	3,400	4/13/2011	P	400
2/4/2011	S	(3,400)	4/14/2011	S	(500)
2/7/2011	S	(3,400)	4/14/2011	S	(800)
2/8/2011	P	850	4/15/2011	S	(7,700)
2/9/2011	P	4,250	4/15/2011	S	(20,400)
2/9/2011	P	4,250	4/15/2011	P	2,500
2/10/2011	S	(2,550)	4/15/2011	S	(37,500)
2/14/2011	S	(102)	4/18/2011	P	4,404
2/16/2011	S	(2,210)	4/19/2011	P	8,800
2/18/2011	P	1,716	4/21/2011	P	3,200
2/18/2011	P	1,700	4/25/2011	P	6,227
2/22/2011	P	11,900	4/26/2011	P	2,400
2/22/2011	P	3,400	4/27/2011	P	10,256
2/23/2011	P	10,200	5/2/2011	S	(2,419)
2/23/2011	P	6,800	5/3/2011	P	147
2/23/2011	S	(3,400)	5/3/2011	S	(5,584)
2/25/2011	P	1,321	5/5/2011	S	(15,200)
3/2/2011	P	9,231	5/18/2011	S	(2,500)
3/21/2011	S	(19,161)	5/20/2011	S	(70,400)
3/22/2011	S	(12,873)	5/20/2011	S	(39,900)
3/23/2011	S	(15,966)	5/20/2011	S	(1,600)
3/24/2011	S	(8,099)	5/20/2011	P	4,000
3/25/2011	S	(4,443)	5/20/2011	S	(2,500)
3/28/2011	S	(15,200)	5/20/2011	P	8,000
3/29/2011	S	(5,600)	5/20/2011	P	4,112
3/30/2011	P	57,600	5/23/2011	P	3,200
3/31/2011	P	1,245

Pentwater Growth Fund Ltd.
Leap Common Stock
Date	Purchase (P) or Sale (S)	Number of Shares of Leap Common Stock
5/24/2011	P	11,088
5/25/2011	P	4,900
5/26/2011	S	(2,400)
5/27/2011	S	(4,000)
5/31/2011	P	3,200
6/6/2011	P	1,600
6/17/2011	P	1,600
6/17/2011	P	3,200
6/17/2011	S	(2,100)
6/20/2011	P	416
6/20/2011	S	(417)
6/20/2011	S	(3,209)

Pentwater Growth Fund Ltd.				Pentwater Growth Fund Ltd.
Leap Options				Leap Options
Date	Option Description (Expiration Date (Month/Year), Exercise Price, Put Option (P) or Call Option (C))	Purchase (B) or Sale (S)	Number of Shares Underlying Leap Options	Date	Option Description (Expiration Date (Month/Year), Exercise Price, Put Option (P) or Call Option (C))	Purchase (B) or Sale (S)	Number of Shares Underlying Leap Options
2/12/2010	LEAP Mar0 15.0 C	S	(10,800)	8/30/2010	LEAP Sep0 11.0 C	S	(18,800)
2/16/2010	LEAP Mar0 15.0 C	S	(5,400)	8/31/2010	LEAP Jan1 9.0 P	B	22,000
2/17/2010	LEAP Apr0 17.5 C	S	(10,800)	8/31/2010	LEAP Sep0 10.0 C	S	(22,000)
2/17/2010	LEAP Mar0 15.0 C	S	(3,300)	8/31/2010	LEAP Sep0 10.0 P	S	(22,000)
2/17/2010	LEAP Mar0 16.0 C	S	(32,300)	8/31/2010	LEAP Sep0 11.0 C	S	(13,200)
2/17/2010	LEAP Mar0 17.5 C	S	(21,500)	9/1/2010	LEAP Oct0 11.0 C	S	(4,400)
2/19/2010	LEAP Mar0 17.5 C	S	(5,400)	9/2/2010	LEAP Oct0 11.0 C	S	(4,400)
3/8/2010	LEAP Mar0 17.5 C	B	20,500	9/7/2010	LEAP Apr1 10.0 P	B	110,000
3/9/2010	LEAP Apr0 17.5 C	S	(4,300)	9/7/2010	LEAP Oct0 10.0 P	S	(55,000)
3/9/2010	LEAP Mar0 17.5 C	B	6,400	9/7/2010	LEAP Oct0 11.0 C	S	(55,000)
3/16/2010	LEAP Apr0 17.5 C	S	(2,100)	9/7/2010	LEAP Sep0 11.0 C	S	(4,400)
3/18/2010	LEAP Mar0 15.0 C	B	100	9/14/2010	LEAP Sep0 11.0 P	B	3,900
3/19/2010	LEAP Mar0 15.0 C	B	19,400	9/15/2010	LEAP Sep0 11.0 P	B	16,400
3/19/2010	LEAP Mar0 16.0 C	B	32,300	9/16/2010	LEAP Sep0 10.0 C	B	500
3/22/2010	LEAP Apr0 16.0 C	S	(5,300)	9/16/2010	LEAP Sep0 11.0 C	B	500
3/23/2010	LEAP Apr0 16.0 P	S	(1,700)	9/16/2010	LEAP Sep0 11.0 P	B	5,500
3/23/2010	LEAP Apr0 17.5 C	B	6,500	9/17/2010	LEAP Sep0 10.0 C	B	21,500
3/24/2010	LEAP Apr0 16.0 P	S	(4,300)	9/17/2010	LEAP Sep0 10.0 P	B	134,200
3/24/2010	LEAP Apr0 17.5 C	B	5,300	9/17/2010	LEAP Sep0 11.0 C	B	36,100
3/25/2010	LEAP Apr0 16.0 P	S	(5,800)	9/17/2010	LEAP Sep0 11.0 C	B	46,000
4/16/2010	LEAP Apr0 16.0 C	B	5,300	9/17/2010	LEAP Sep0 11.0 P	B	27,500
4/16/2010	LEAP Apr0 16.0 P	B	11,800	9/17/2010	LEAP Sep0 11.0 P	B	93,500
4/16/2010	LEAP Apr0 17.5 C	B	5,400	9/17/2010	LEAP Sep0 12.0 C	B	99,000
8/5/2010	LEAP Aug0 10.0 C	S	(8,800)	9/20/2010	LEAP Oct0 10.0 P	S	(88,000)
8/5/2010	LEAP Aug0 11.0 C	S	(4,400)	9/20/2010	LEAP Oct0 11.0 C	S	(88,000)
8/13/2010	LEAP Aug0 10.0 C	S	(2,200)	9/21/2010	LEAP Oct0 11.0 C	S	(26,400)
8/16/2010	LEAP Aug0 10.0 C	S	(6,600)	9/21/2010	LEAP Oct0 11.0 P	S	(26,400)
8/16/2010	LEAP Aug0 10.0 P	S	(6,600)	9/22/2010	LEAP Apr1 10.0 P	B	66,000
8/16/2010	LEAP Sep0 10.0 P	S	(13,200)	9/22/2010	LEAP Oct0 10.0 P	S	(66,000)
8/16/2010	LEAP Sep0 11.0 C	S	(13,200)	9/22/2010	LEAP Oct0 11.0 C	S	(66,000)
8/17/2010	LEAP Sep0 10.0 P	S	(11,000)	9/23/2010	LEAP Oct0 11.0 C	S	(15,400)
8/17/2010	LEAP Sep0 11.0 C	S	(30,800)	9/23/2010	LEAP Oct0 11.0 P	S	(6,600)
8/18/2010	LEAP Aug0 10.0 C	B	2,200	9/24/2010	LEAP Oct0 12.0 C	S	(8,800)
8/18/2010	LEAP Jan1 10.0 P	B	62,500	9/24/2010	LEAP Oct0 12.0 P	S	(8,800)
8/18/2010	LEAP Sep0 11.0 P	S	(62,400)	9/27/2010	LEAP Oct0 10.0 P	B	4,300
8/19/2010	LEAP Jan1 10.0 P	B	58,500	9/28/2010	LEAP Oct0 10.0 P	B	2,300
8/19/2010	LEAP Sep0 11.0 P	S	(58,600)	9/29/2010	LEAP Oct0 10.0 P	B	4,300
8/20/2010	LEAP Aug0 10.0 C	B	15,400	9/30/2010	LEAP Oct0 10.0 P	B	4,000
8/20/2010	LEAP Aug0 10.0 P	B	6,600	10/8/2010	LEAP Oct0 12.0 C	S	(22,000)
8/20/2010	LEAP Aug0 11.0 C	B	4,400	10/8/2010	LEAP Oct0 12.0 P	S	(22,000)
8/20/2010	LEAP Jan1 9.0 P	B	88,000	10/13/2010	LEAP Oct0 11.0 C	B	200
8/20/2010	LEAP Sep0 10.0 P	S	(88,000)	10/14/2010	LEAP Oct0 12.0 P	B	100
8/20/2010	LEAP Sep0 11.0 C	S	(2,200)	10/15/2010	LEAP Oct0 10.0 P	B	194,100
8/20/2010	LEAP Sep0 11.0 P	S	(22,000)	10/15/2010	LEAP Oct0 11.0 C	B	259,400
8/20/2010	LEAP Sep0 12.0 C	S	(88,000)	10/15/2010	LEAP Oct0 11.0 P	B	33,000
8/23/2010	LEAP Oct0 12.0 C	S	(11,600)	10/15/2010	LEAP Oct0 12.0 C	B	42,400
8/23/2010	LEAP Sep0 11.0 P	S	(3,800)	10/15/2010	LEAP Oct0 12.0 P	B	30,700
8/24/2010	LEAP Sep0 12.0 C	S	(7,700)	10/18/2010	LEAP Nov0 12.0 C	S	(22,000)
8/25/2010	LEAP Sep0 12.0 C	S	(3,300)	10/19/2010	LEAP Apr1 10.0 P	B	2,200

Pentwater Growth Fund Ltd.				Pentwater Growth Fund Ltd.
Leap Options				Leap Options
Date	Option Description (Expiration Date (Month/Year), Exercise Price, Put Option (P) or Call Option (C))	Purchase (B) or Sale (S)	Number of Shares Underlying Leap Options	Date	Option Description (Expiration Date (Month/Year), Exercise Price, Put Option (P) or Call Option (C))	Purchase (B) or Sale (S)	Number of Shares Underlying Leap Options
10/19/2010	LEAP Nov0 12.0 C	S	(4,400)	12/17/2010	LEAP Dec0 13.0 C	S	(121,000)
10/21/2010	LEAP Nov0 11.0 C	S	(7,700)	12/18/2010	LEAP Dec0 12.0 C	B	6,000
10/21/2010	LEAP Nov0 11.0 P	S	(7,700)	12/20/2010	LEAP Jan1 12.5 C	S	(38,000)
10/22/2010	LEAP Nov0 11.0 C	S	(3,300)	12/20/2010	LEAP Jan1 12.5 P	S	(38,00)
10/22/2010	LEAP Nov0 11.0 P	S	(3,300)	12/21/2010	LEAP Jan1 12.5 C	B	9,500
10/26/2010	LEAP Nov0 11.0 C	S	(26,400)	12/27/2010	LEAP Jul1 11.0 P	B	19,000
10/26/2010	LEAP Nov0 11.0 P	S	(26,400)	1/21/2011	LEAP Jan1 10.0 P	S	(33,000)
10/27/2010	LEAP Apr1 10.0 P	B	110,000	1/21/2011	LEAP Jan1 12.5 C	B	28,500
10/27/2010	LEAP Nov0 11.0 C	S	(22,000)	1/21/2011	LEAP Jan1 12.5 P	B	38,000
10/27/2010	LEAP Nov0 11.0 P	S	(110,000)	1/21/2011	LEAP Jan1 9.0 P	S	(110,000)
11/3/2010	LEAP Nov0 11.0 C	S	(11,000)	2/4/2011	LEAP Feb1 14.0 P	S	(1,700)
11/3/2010	LEAP Nov0 11.0 P	S	(11,000)	2/18/2011	LEAP Feb1 14.0 P	B	1,700
11/8/2010	LEAP Nov0 11.0 P	S	(22,000)	2/23/2011	LEAP Apr1 10.0 P	S	(91,800)
11/8/2010	LEAP Nov0 12.0 C	S	(22,000)	2/23/2011	LEAP Jan2 10.0 P	B	102,000
11/9/2010	LEAP Nov0 11.0 P	S	(22,000)	3/10/2011	LEAP Apr1 14.0 C	S	(8,200)
11/9/2010	LEAP Nov0 12.0 C	S	(22,000)	3/25/2011	LEAP Apr1 15.0 C	S	(12,800)
11/11/2010	LEAP Dec0 13.0 C	B	88,000	3/25/2011	LEAP Apr1 15.0 P	S	(12,800)
11/11/2010	LEAP Nov0 12.0 C	S	(22,000)	3/28/2011	LEAP Apr1 16.0 C	S	(8,000)
11/11/2010	LEAP Nov0 12.0 P	S	(88,000)	3/28/2011	LEAP Apr1 16.0 P	S	(8,000)
11/11/2010	LEAP Nov0 12.0 P	S	(22,000)	3/29/2011	LEAP Apr1 15.0 C	S	(3,200)
11/12/2010	LEAP Dec0 13.0 C	B	33,000	3/29/2011	LEAP Apr1 15.0 P	S	(6,400)
11/12/2010	LEAP Nov0 12.0 C	S	(11,000)	3/29/2011	LEAP Apr1 16.0 C	S	(12,800)
11/12/2010	LEAP Nov0 12.0 C	S	(8,800)	3/29/2011	LEAP Apr1 16.0 P	S	(6,400)
11/12/2010	LEAP Nov0 12.0 P	S	33,000)	3/29/2011	LEAP May1 17.0 C	S	(6,400)
11/12/2010	LEAP Nov0 12.0 P	S	(11,000)	3/29/2011	LEAP May1 18.0 C	S	(6,400)
11/16/2010	LEAP Nov0 11.0 P	B	4,500	3/30/2011	LEAP Apr1 15.0 C	S	(1,600)
11/16/2010	LEAP Nov0 12.0 C	B	1,100	3/30/2011	LEAP Apr1 15.0 P	B	3,200
11/17/2010	LEAP Nov0 11.0 P	B	1,900	3/30/2011	LEAP Apr1 16.0 C	S	(4,800)
11/19/2010	LEAP Nov0 11.0 C	B	70,400	3/30/2011	LEAP May1 14.0 C	S	(1,600)
11/19/2010	LEAP Nov0 11.0 P	B	196,000	3/30/2011	LEAP May1 15.0 C	S	(1,600)
11/19/2010	LEAP Nov0 12.0 C	B	111,100	3/30/2011	LEAP May1 16.0 C	S	(3,200)
11/19/2010	LEAP Nov0 12.0 P	B	154,000	3/30/2011	LEAP May1 17.0 C	S	(57,600)
11/22/2010	LEAP Dec0 12.0 P	S	(5,500)	3/30/2011	LEAP May1 17.0 C	S	(3,200)
11/23/2010	LEAP Apr1 10.0 P	B	44,000	3/30/2011	LEAP May1 18.0 P	B	57,600
11/23/2010	LEAP Dec0 11.0 P	S	(44,000)	3/31/2011	LEAP Apr1 15.0 C	S	(4,800)
12/2/2010	LEAP Dec0 11.0 P	S	(89,000)	3/31/2011	LEAP Apr1 16.0 P	B	1,300
12/2/2010	LEAP Jul1 10.0 P	B	38,000	3/31/2011	LEAP Apr1 16.0 P	B	11,200
12/3/2010	LEAP Dec0 11.0 P	B	9,500	3/31/2011	LEAP May1 14.0 P	S	(1,300)
12/8/2010	LEAP Apr1 10.0 P	B	21,300	3/31/2011	LEAP May1 15.0 C	S	(3,200)
12/8/2010	LEAP Dec0 11.0 P	S	(38,000)	3/31/2011	LEAP May1 15.0 P	B	24,000
12/8/2010	LEAP Dec0 12.0 C	S	(76,000)	3/31/2011	LEAP May1 16.0 C	S	(9,600)
12/8/2010	LEAP Jan1 10.0 P	S	(88,000)	3/31/2011	LEAP May1 16.0 C	S	(4,800)
12/8/2010	LEAP Jul1 10.0 P	B	76,000	3/31/2011	LEAP May1 17.0 C	S	(35,200)
12/13/2010	LEAP Dec0 12.0 C	B	19,000	3/31/2011	LEAP May1 17.0 C	S	(8,000)
12/13/2010	LEAP Dec0 12.0 P	S	(37,200)	3/31/2011	LEAP May1 17.0 C	S	(6,400)
12/17/2010	LEAP Dec0 11.0 P	B	161,500	3/31/2011	LEAP May1 17.0 C	S	(3,200)
12/17/2010	LEAP Dec0 12.0 C	B	51,000	3/31/2011	LEAP May1 18.0 C	S	(4,800)
12/17/2010	LEAP Dec0 12.0 P	B	1,000	3/31/2011	LEAP May1 18.0 P	B	4,800
12/17/2010	LEAP Dec0 12.0 P	B	41,700	3/31/2011	LEAP May1 18.0 P	B	8,000

Pentwater Growth Fund Ltd.				Pentwater Growth Fund Ltd.
Leap Options				Leap Options
Date	Option Description (Expiration Date (Month/Year), Exercise Price, Put Option (P) or Call Option (C))	Purchase (B) or Sale (S)	Number of Shares Underlying Leap Options	Date	Option Description (Expiration Date (Month/Year), Exercise Price, Put Option (P) or Call Option (C))	Purchase (B) or Sale (S)	Number of Shares Underlying Leap Options
4/1/2011	LEAP Apr1 15.0 C	S	(8,000)	5/9/2011	LEAP May1 17.0 C	S	(4,000)
4/1/2011	LEAP Apr1 16.0 C	S	(8,000)	5/9/2011	LEAP May1 17.0 P	S	(4,000)
4/1/2011	LEAP May1 15.0 C	S	(1,600)	5/9/2011	LEAP Jun1 17.0 C	S	(4,000)
4/1/2011	LEAP May1 16.0 C	S	(6,400)	5/9/2011	LEAP Jun1 17.0 P	S	(4,000)
4/1/2011	LEAP May1 17.0 C	S	(1,600)	5/13/2011	LEAP May1 16.0 C	B	32,000
4/4/2011	LEAP Apr1 15.0 C	S	(8,000)	5/13/2011	LEAP May1 17.0 C	B	48,000
4/4/2011	LEAP Apr1 15.0 P	S	(3,200)	5/13/2011	LEAP Jun1 17.0 C	S	(32,000)
4/4/2011	LEAP Apr1 16.0 C	S	(1,600)	5/13/2011	LEAP Jun1 17.0 C	S	(32,000)
4/4/2011	LEAP Apr1 16.0 P	S	(1,600)	5/13/2011	LEAP Jun1 18.0 C	S	(32,000)
4/5/2011	LEAP Apr1 15.0 C	S	(1,600)	5/18/2011	LEAP May1 15.0 C	B	2,500
4/5/2011	LEAP Apr1 16.0 C	S	(1,600)	5/19/2011	LEAP May1 17.0 C	B	32,000
4/5/2011	LEAP May1 17.0 C	S	(1,600)	5/19/2011	LEAP Jun1 17.0 C	S	(32,000)
4/6/2011	LEAP May1 14.0 P	S	(3,200)	5/20/2011	LEAP May1 16.0 C	B	4,700
4/6/2011	LEAP May1 17.0 C	S	(3,200)	5/20/2011	LEAP May1 14.0 C	B	1,600
4/11/2011	LEAP Apr1 15.0 C	B	2,500	5/20/2011	LEAP May1 17.0 C	B	55,200
4/12/2011	LEAP Apr1 16.0 C	S	(800)	5/20/2011	LEAP May1 15.0 C	B	39,900
4/12/2011	LEAP May1 17.0 C	S	(1,600)	5/20/2011	LEAP May1 14.0 P	B	5,300
4/14/2011	LEAP Apr1 14.0 C	B	500	5/20/2011	LEAP May1 18.0 C	B	11,200
4/15/2011	LEAP Apr1 10.0 P	S	(261,700)	5/20/2011	LEAP May1 18.0 P	S	(70,400)
4/15/2011	LEAP Apr1 14.0 C	B	7,700	5/20/2011	LEAP May1 15.0 P	S	(24,000)
4/15/2011	LEAP Apr1 15.0 C	B	37,500	5/20/2011	LEAP May1 16.0 C	B	2,500
4/15/2011	LEAP Apr1 15.0 P	B	19,200	5/20/2011	LEAP May1 17.0 P	B	4,000
4/15/2011	LEAP Apr1 16.0 C	B	17,200	5/20/2011	LEAP Jun1 16.0 C	S	(16,000)
4/15/2011	LEAP Apr1 16.0 C	B	20,400	5/23/2011	LEAP Jun1 16.0 C	S	(3,200)
4/15/2011	LEAP Apr1 16.0 P	B	1,000	5/24/2011	LEAP Jul1 16.0 C	S	(8,000)
4/15/2011	LEAP Apr1 16.0 P	B	2,500	5/24/2011	LEAP Jul1 17.50 C	S	(4,000)
4/18/2011	LEAP May1 16.0 C	S	(4,800)	5/25/2011	LEAP Jul1 16.0 C	S	(3,200)
4/18/2011	LEAP May1 17.0 C	S	(3,200)	5/25/2011	LEAP Jun1 17.0 P	B	4,000
4/19/2011	LEAP May1 15.0 C	S	(8,800)	5/25/2011	LEAP Jun1 18.0 C	B	6,400
4/19/2011	LEAP May1 16.0 C	S	(2,400)	5/25/2011	LEAP Jun1 17.0 C	B	13,600
4/21/2011	LEAP May1 15.0 C	S	(3,200)	5/26/2011	LEAP Jul1 17.50 C	S	(1,600)
4/21/2011	LEAP May1 16.0 C	S	(1,600)	5/31/2011	LEAP Jun1 16.0 C	S	(2,800)
4/25/2011	LEAP May1 15.0 C	S	(6,400)	5/31/2011	LEAP Jul1 17.50 C	S	(3,200)
4/25/2011	LEAP May1 16.0 C	S	(3,200)	6/1/2011	LEAP Jun1 17.0 C	S	(3,200)
4/26/2011	LEAP May1 15.0 C	S	(1,600)	6/1/2011	LEAP Jun1 17.0 P	S	(3,200)
4/26/2011	LEAP May1 16.0 C	S	(1,600)	6/1/2011	LEAP Jul1 17.50 C	S	(3,200)
4/26/2011	LEAP Jun1 16.0 C	S	(3,200)	6/2/2011	LEAP Jun1 17.0 C	S	(3,200)
4/27/2011	LEAP May1 15.0 C	S	(8,200)	6/13/2011	LEAP Jul1 16.0 C	S	(3,200)
4/27/2011	LEAP Jun1 15.0 C	S	(2,100)	6/17/2011	LEAP Jul1 15.0 P	B	12,800
4/27/2011	LEAP Jun1 16.0 C	S	(9,200)	6/17/2011	LEAP Jul1 16.0 C	S	(12,800)
4/29/2011	LEAP May1 14.0 P	S	(800)	6/17/2011	LEAP Jun1 15.0 C	B	2,100
5/2/2011	LEAP May1 15.0 C	S	(1,400)	6/17/2011	LEAP Jun1 16.0 C	B	34,400
5/3/2011	LEAP May1 16.0 C	S	(1,600)	6/17/2011	LEAP Jun1 17.0 C	B	94,400
5/4/2011	LEAP May1 15.0 C	S	(6,400)	6/17/2011	LEAP Jun1 18.0 C	B	25,600
5/5/2011	LEAP Jun1 17.0 C	S	(1,600)	6/17/2011	LEAP Jun1 17.0 P	B	3,200

Pentwater Growth Fund Ltd.
Leap 7.75% Senior Notes Due 2020
Date	Purchase (P) or Sale (S)	Amount of Leap Notes
11/5/2010	P	4,000,000
11/15/2010	P	400,000
11/18/2010	S	(400,000)
11/19/2010	P	1,000,000
3/21/2011	S	(653,000)
3/21/2011	S	(435,000)
3/24/2011	S	(435,000)
3/24/2011	S	(653,000)
3/24/2011	S	(435,000)
3/25/2011	S	(435,000)
3/28/2011	S	(652,500)
3/28/2011	S	(652,500)
3/29/2011	S	(649,000)

 Appendix A-2

Pentwater Equity Opportunities Master Fund Ltd.			Pentwater Equity Opportunities Master Fund Ltd.
Leap Common Stock			Leap Common Stock
Date	Purchase (P) or Sale (S)	Number of Shares of Leap Common Stock	Date	Purchase (P) or Sale (S)	Number of Shares of Leap Common Stock
2/5/2010	P	15,560	8/17/2010	P	88,800
2/5/2010	S	(9,173)	8/17/2010	P	37,000
2/8/2010	S	(660)	8/18/2010	P	111,000
2/8/2010	P	2,805	8/18/2010	S	(3,700)
2/9/2010	S	(8,532)	8/19/2010	P	92,500
2/10/2010	P	1,650	8/20/2010	P	92,500
2/11/2010	P	429	8/20/2010	S	(7,400)
2/11/2010	S	(429)	8/20/2010	S	(25,900)
2/12/2010	P	16,500	8/23/2010	P	12,950
2/16/2010	P	8,300	8/24/2010	P	7,400
2/17/2010	P	37,290	8/24/2010	P	5,550
2/17/2010	P	12,210	8/25/2010	S	(18,500)
2/17/2010	P	8,250	8/25/2010	S	(9,250)
2/17/2010	P	16,500	8/25/2010	S	(9,250)
2/17/2010	P	13,200	8/25/2010	S	(7,400)
2/17/2010	S	(1,651)	8/26/2010	S	(27,935)
2/19/2010	P	6,600	8/30/2010	P	24,235
2/22/2010	P	3,312	8/30/2010	P	7,437
3/8/2010	S	(26,412)	8/30/2010	S	(37)
3/9/2010	S	(6,600)	8/31/2010	P	18,500
3/10/2010	S	(3,302)	8/31/2010	P	25,900
3/11/2010	S	(3,302)	9/1/2010	P	7,400
3/15/2010	S	(3,302)	9/2/2010	P	7,400
3/18/2010	S	(100)	9/3/2010	S	(3,700)
3/19/2010	S	(43)	9/7/2010	S	(3,700)
3/19/2010	S	(29,600)	9/7/2010	P	66,600
3/19/2010	S	(49,500)	9/8/2010	P	14,800
3/22/2010	P	11,550	9/9/2010	S	(40,700)
3/23/2010	S	(2,640)	9/10/2010	P	3,700
3/24/2010	P	2,475	9/14/2010	P	22,200
3/25/2010	P	1,650	9/14/2010	S	(14,800)
4/7/2010	P	8,250	9/15/2010	S	(3,700)
4/16/2010	S	(1,683)	9/16/2010	P	7,401
4/16/2010	S	(8,300)	9/16/2010	S	(700)
4/16/2010	S	(8,200)	9/16/2010	S	(800)
4/27/2010	S	(165)	9/17/2010	P	74,000
4/29/2010	S	(1,650)	9/17/2010	P	58,164
5/3/2010	S	(1,287)	9/17/2010	S	(36,300)
8/5/2010	P	37,000	9/17/2010	S	(77,400)
8/13/2010	P	51,800	9/20/2010	P	41,440
8/16/2010	P	7,400	9/20/2010	P	32,560
8/16/2010	P	14,800	9/21/2010	P	9,250
8/16/2010	P	18,500	9/21/2010	P	7,400
8/16/2010	P	55,500	9/22/2010	S	(925)
8/16/2010	P	14,800	9/22/2010	P	25,900

Pentwater Equity Opportunities Master Fund Ltd.			Pentwater Equity Opportunities Master Fund Ltd.
Leap Common Stock			Leap Common Stock
Date	Purchase (P) or Sale (S)	Number of Shares of Leap Common Stock	Date	Purchase (P) or Sale (S)	Number of Shares of Leap Common Stock
9/23/2010	S	(11,100)	11/26/2010	P	11,100
9/23/2010	P	22,202	11/29/2010	P	78,958
9/23/2010	P	14,800	11/29/2010	P	20,942
9/24/2010	S	(44,400)	11/30/2010	P	74,730
9/24/2010	S	(3,071)	11/30/2010	P	234,665
9/27/2010	S	(7,400)	12/1/2010	P	30,087
9/29/2010	S	(3,700)	12/2/2010	P	3,364
9/30/2010	S	(2,775)	12/3/2010	S	(4,558)
10/13/2010	S	(400)	12/6/2010	P	3,157
10/14/2010	P	3,700	12/8/2010	S	(9,294)
10/14/2010	P	100	12/9/2010	P	8,327
10/15/2010	P	51,700	12/9/2010	S	(1,686)
10/15/2010	S	(436,200)	12/16/2010	S	(112,800)
10/18/2010	P	15,540	12/17/2010	S	(1,626)
10/19/2010	P	11,101	12/17/2010	P	103,300
10/21/2010	P	12,950	12/18/2010	S	(14,900)
10/26/2010	P	48,285	12/20/2010	S	(23,500)
10/27/2010	P	3,700	12/27/2010	P	4,661
10/27/2010	P	22,200	12/28/2010	P	11,233
10/28/2010	S	(14,800)	12/31/2010	P	10,884
10/29/2010	S	(1,850)	1/3/2011	S	(33,699)
10/29/2010	P	481	1/4/2011	S	(9,400)
11/1/2010	P	7,400	1/5/2011	S	(23,500)
11/2/2010	S	(14,800)	1/6/2011	P	4,700
11/2/2010	P	1,850	1/6/2011	S	(4,700)
11/3/2010	P	259	1/7/2011	P	14,100
11/3/2010	P	72,150	1/10/2011	S	(7,050)
11/3/2010	P	1,850	1/11/2011	P	9,400
11/4/2010	S	(5,550)	1/12/2011	P	37,117
11/4/2010	S	(5,550)	1/12/2011	P	4,591
11/8/2010	P	36,978	1/13/2011	P	8,999
11/9/2010	P	29,600	1/13/2011	S	(4,762)
11/10/2010	S	(5,550)	1/14/2011	P	8,825
11/11/2010	P	35,150	1/18/2011	P	12,511
11/12/2010	P	37,000	1/18/2011	S	(100)
11/12/2010	P	8,510	1/19/2011	P	189,972
11/15/2010	P	9,250	1/19/2011	P	28,162
11/15/2010	P	9,250	1/20/2011	P	13,900
11/16/2010	P	12,950	1/21/2011	S	(70,400)
11/16/2010	P	25,900	1/24/2011	P	17,604
11/17/2010	S	(7,400)	1/25/2011	P	16,772
11/18/2010	S	(3,700)	1/26/2011	S	(9,894)
11/19/2010	P	9,250	1/27/2011	S	(12,375)
11/19/2010	S	(615)	1/28/2011	S	(27,585)
11/19/2010	P	259,000	1/28/2011	P	3,196
11/19/2010	S	(118,400)	1/31/2011	P	2,447
11/22/2010	P	2,465	2/1/2011	S	(9,610)
11/23/2010	P	74,000	2/2/2011	P	5,531

Pentwater Equity Opportunities Master Fund Ltd.			Pentwater Equity Opportunities Master Fund Ltd.
Leap Common Stock			Leap Common Stock
Date	Purchase (P) or Sale (S)	Number of Shares of Leap Common Stock	Date	Purchase (P) or Sale (S)	Number of Shares of Leap Common Stock
2/3/2011	P	9,900	4/11/2011	S	(2,500)
2/4/2011	S	(9,900)	4/12/2011	P	2,498
2/7/2011	S	(9,900)	4/12/2011	S	(2,600)
2/8/2011	P	2,475	4/13/2011	S	(1,300)
2/9/2011	P	12,375	4/13/2011	P	1,300
2/9/2011	P	12,375	4/13/2011	S	(100)
2/10/2011	S	(7,425)	4/14/2011	S	(1,800)
2/14/2011	S	(297)	4/14/2011	S	(2,600)
2/16/2011	S	(6,435)	4/15/2011	P	6,100
2/18/2011	P	4,999	4/15/2011	S	(127,400)
2/18/2011	P	5,000	4/15/2011	S	(17,200)
2/22/2011	P	34,650	4/15/2011	S	(66,700)
2/22/2011	P	9,900	4/18/2011	P	11,588
2/23/2011	P	29,650	4/19/2011	P	28,600
2/23/2011	P	19,800	4/21/2011	P	10,400
2/23/2011	S	(9,900)	4/25/2011	P	20,238
2/25/2011	P	3,847	4/26/2011	P	7,800
3/2/2011	P	30,000	4/27/2011	P	33,334
3/3/2011	P	24,235	5/2/2011	S	(7,863)
3/4/2011	P	2,310	5/3/2011	P	477
3/9/2011	P	72,178	5/3/2011	S	(18,148)
3/9/2011	P	31,578	5/5/2011	S	(49,400)
3/15/2011	P	18,045	5/18/2011	S	(2,500)
3/24/2011	S	(14,415)	5/19/2011	S	(700)
3/25/2011	S	(14,441)	5/20/2011	S	(228,800)
3/28/2011	S	(49,400)	5/20/2011	S	(4,500)
3/29/2011	S	(18,200)	5/20/2011	S	(135,300)
3/30/2011	P	187,200	5/20/2011	P	13,000
3/31/2011	P	4,046	5/20/2011	S	(2,500)
3/31/2011	P	36,400	5/20/2011	P	26,000
3/31/2011	S	(10,400)	5/20/2011	P	13,364
3/31/2011	P	10,400	5/23/2011	P	10,400
4/1/2011	S	(10,400)	5/24/2011	P	36,036
4/4/2011	S	(41,600)	5/25/2011	P	10,300
4/5/2011	S	(52,000)	5/26/2011	S	(7,800)
4/6/2011	S	(36,400)	5/27/2011	S	(13,000)
4/7/2011	S	(62,970)	5/31/2011	P	10,400
4/8/2011	S	(10,400)	6/6/2011	P	5,200
4/8/2011	S	(2,500)	6/17/2011	P	5,200
4/8/2011	S	(20,800)	6/17/2011	P	10,400
4/11/2011	S	(2,500)	6/17/2011	S	(6,700)
4/11/2011	S	(26,000)	6/20/2011	P	1,352
			6/20/2011	S	(1,356)
			6/20/2011	S	(10,431)

Pentwater Equity Opportunities Master Fund Ltd.				Pentwater Equity Opportunities Master Fund Ltd.
Leap Options				Leap Options
Date	Option Description (Expiration Date (Month/Year), Exercise Price, Put Option (P) or Call Option (C))	Purchase(B) or Sale (S)	Number of Shares Underlying Leap Options	Date	Option Description (Expiration Date (Month/Year), Exercise Price, Put Option (P) or Call Option (C))	Purchase(B) or Sale (S)	Number of Shares Underlying Leap Options
2/12/2010	LEAP Mar0 15.0 C	S	(16,500)	8/24/2010	LEAP Sep0 12.0 C	S	(13,000)
2/16/2010	LEAP Mar0 15.0 C	S	(8,300)	8/25/2010	LEAP Sep0 12.0 C	S	(5,500)
2/17/2010	LEAP Apr0 17.5 C	S	(16,500)	8/30/2010	LEAP Sep0 11.0 C	S	(31,600)
2/17/2010	LEAP Mar0 15.0 C	S	(4,900)	8/31/2010	LEAP Jan1 9.0 P	B	37,000
2/17/2010	LEAP Mar0 16.0 C	S	(49,500)	8/31/2010	LEAP Sep0 10.0 C	S	(37,000)
2/17/2010	LEAP Mar0 17.5 C	S	(33,000)	8/31/2010	LEAP Sep0 10.0 P	S	(37,000)
2/19/2010	LEAP Mar0 17.5 C	S	(8,200)	8/31/2010	LEAP Sep0 11.0 C	S	(22,200)
3/8/2010	LEAP Mar0 17.5 C	B	31,500	9/1/2010	LEAP Oct0 11.0 C	S	(7,400)
3/9/2010	LEAP Apr0 17.5 C	S	(6,600)	9/2/2010	LEAP Oct0 11.0 C	S	(7,400)
3/9/2010	LEAP Mar0 17.5 C	B	9,700	9/7/2010	LEAP Apr1 10.0 P	B	185,000
3/16/2010	LEAP Apr0 17.5 C	S	(3,300)	9/7/2010	LEAP Oct0 10.0 P	S	(92,500)
3/18/2010	LEAP Mar0 15.0 C	B	100	9/7/2010	LEAP Oct0 11.0 C	S	(92,500)
3/19/2010	LEAP Mar0 15.0 C	B	29,600	9/7/2010	LEAP Sep0 11.0 C	S	(7,400)
3/19/2010	LEAP Mar0 16.0 C	B	49,500	9/14/2010	LEAP Sep0 11.0 P	B	6,600
3/22/2010	LEAP Apr0 16.0 C	S	(8,300)	9/15/2010	LEAP Sep0 11.0 P	B	27,600
3/23/2010	LEAP Apr0 16.0 P	S	(2,700)	9/16/2010	LEAP Sep0 10.0 C	B	700
3/23/2010	LEAP Apr0 17.5 C	B	9,900	9/16/2010	LEAP Sep0 11.0 C	B	800
3/24/2010	LEAP Apr0 16.0 P	S	(6,600)	9/16/2010	LEAP Sep0 11.0 P	B	9,300
3/24/2010	LEAP Apr0 17.5 C	B	8,300	9/17/2010	LEAP Sep0 10.0 C	B	36,300
3/25/2010	LEAP Apr0 16.0 P	S	(8,800)	9/17/2010	LEAP Sep0 10.0 P	B	225,700
4/16/2010	LEAP Apr0 16.0 C	B	8,300	9/17/2010	LEAP Sep0 11.0 C	B	60,700
4/16/2010	LEAP Apr0 16.0 P	B	18,100	9/17/2010	LEAP Sep0 11.0 C	B	77,400
4/16/2010	LEAP Apr0 17.5 C	B	8,200	9/17/2010	LEAP Sep0 11.0 P	B	46,300
8/5/2010	LEAP Aug0 10.0 C	S	(14,800)	9/17/2010	LEAP Sep0 11.0 P	B	157,200
8/5/2010	LEAP Aug0 11.0 C	S	(7,400)	9/17/2010	LEAP Sep0 12.0 C	B	166,500
8/13/2010	LEAP Aug0 10.0 C	S	(3,700)	9/20/2010	LEAP Oct0 10.0 P	S	(148,000)
8/16/2010	LEAP Aug0 10.0 C	S	(11,100)	9/20/2010	LEAP Oct0 11.0 C	S	(148,000)
8/16/2010	LEAP Aug0 10.0 P	S	(11,100)	9/21/2010	LEAP Oct0 11.0 C	S	(44,400)
8/16/2010	LEAP Sep0 10.0 P	S	(22,200)	9/21/2010	LEAP Oct0 11.0 P	S	(44,400)
8/16/2010	LEAP Sep0 11.0 C	S	(22,200)	9/22/2010	LEAP Apr1 10.0 P	B	111,000
8/17/2010	LEAP Sep0 10.0 P	S	(18,500)	9/22/2010	LEAP Oct0 10.0 P	S	(111,000)
8/17/2010	LEAP Sep0 11.0 C	S	(51,800)	9/22/2010	LEAP Oct0 11.0 C	S	(111,000)
8/18/2010	LEAP Aug0 10.0 C	B	3,700	9/23/2010	LEAP Oct0 11.0 C	S	(25,900)
8/18/2010	LEAP Jan1 10.0 P	B	105,000	9/23/2010	LEAP Oct0 11.0 P	S	(11,100)
8/18/2010	LEAP Sep0 11.0 P	S	(105,000)	9/24/2010	LEAP Oct0 12.0 C	S	(14,800)
8/19/2010	LEAP Jan1 10.0 P	B	98,500	9/24/2010	LEAP Oct0 12.0 P	S	(14,800)
8/19/2010	LEAP Sep0 11.0 P	S	(98,500)	9/27/2010	LEAP Oct0 10.0 P	B	7,200
8/20/2010	LEAP Aug0 10.0 C	B	25,900	9/28/2010	LEAP Oct0 10.0 P	B	3,900
8/20/2010	LEAP Aug0 10.0 P	B	11,100	9/29/2010	LEAP Oct0 10.0 P	B	7,200
8/20/2010	LEAP Aug0 11.0 C	B	7,400	9/30/2010	LEAP Oct0 10.0 P	B	6,800
8/20/2010	LEAP Jan1 9.0 P	B	148,000	10/8/2010	LEAP Oct0 12.0 C	S	(37,000)
8/20/2010	LEAP Sep0 10.0 P	S	(148,000)	10/8/2010	LEAP Oct0 12.0 P	S	(37,000)
8/20/2010	LEAP Sep0 11.0 C	S	(3,700)	10/13/2010	LEAP Oct0 11.0 C	B	400
8/20/2010	LEAP Sep0 11.0 P	S	(37,000)	10/14/2010	LEAP Oct0 12.0 P	B	100
8/20/2010	LEAP Sep0 12.0 C	S	(148,000)	10/15/2010	LEAP Oct0 10.0 P	B	326,400
8/23/2010	LEAP Oct0 12.0 C	S	(19,400)	10/15/2010	LEAP Oct0 11.0 C	B	436,200
8/23/2010	LEAP Sep0 11.0 P	S	(6,500)	10/15/2010	LEAP Oct0 11.0 P	B	55,500

Pentwater Equity Opportunities Master Fund Ltd.				Pentwater Equity Opportunities Master Fund Ltd.
Leap Options				Leap Options
Date	Option Description (Expiration Date (Month/Year), Exercise Price, Put Option (P) or Call Option (C))	Purchase(B) or Sale (S)	Number of Shares Underlying Leap Options	Date	Option Description (Expiration Date (Month/Year), Exercise Price, Put Option (P) or Call Option (C))	Purchase(B) or Sale (S)	Number of Shares Underlying Leap Options
10/15/2010	LEAP Oct0 12.0 C	B	71,200	12/8/2010	LEAP Jul1 10.0 P	B	188,000
10/15/2010	LEAP Oct0 12.0 P	B	51,700	12/13/2010	LEAP Dec0 12.0 C	B	47,000
10/18/2010	LEAP Nov0 12.0 C	S	(37,000)	12/13/2010	LEAP Dec0 12.0 P	S	(96,500)
10/19/2010	LEAP Apr1 10.0 P	B	3,700	12/17/2010	LEAP Dec0 11.0 P	B	399,500
10/19/2010	LEAP Nov0 12.0 C	S	(7,400)	12/17/2010	LEAP Dec0 12.0 C	B	126,100
10/21/2010	LEAP Nov0 11.0 C	S	(13,000)	12/17/2010	LEAP Dec0 12.0 P	B	2,500
10/21/2010	LEAP Nov0 11.0 P	S	(13,000)	12/17/2010	LEAP Dec0 12.0 P	B	103,300
10/22/2010	LEAP Nov0 11.0 C	S	(5,600)	12/17/2010	LEAP Dec0 13.0 C	S	(203,500)
10/22/2010	LEAP Nov0 11.0 P	S	(5,600)	12/18/2010	LEAP Dec0 12.0 C	B	14,900
10/26/2010	LEAP Nov0 11.0 C	S	(44,400)	12/20/2010	LEAP Jan1 12.5 C	S	(94,000)
10/26/2010	LEAP Nov0 11.0 P	S	(44,400)	12/20/2010	LEAP Jan1 12.5 P	S	(94,000)
10/27/2010	LEAP Apr1 10.0 P	B	185,000	12/21/2010	LEAP Jan1 12.5 C	B	23,500
10/27/2010	LEAP Nov0 11.0 C	S	(36,900)	12/27/2010	LEAP Jul1 11.0 P	B	47,000
10/27/2010	LEAP Nov0 11.0 P	S	(184,900)	1/18/2011	LEAP Jan1 12.5 C	B	100
11/3/2010	LEAP Nov0 11.0 C	S	(18,500)	1/21/2011	LEAP Jan1 10.0 P	S	(55,500)
11/3/2010	LEAP Nov0 11.0 P	S	(18,500)	1/21/2011	LEAP Jan1 12.5 C	B	70,400
11/8/2010	LEAP Nov0 11.0 P	S	(37,000)	1/21/2011	LEAP Jan1 12.5 P	B	94,000
11/8/2010	LEAP Nov0 12.0 C	S	(37,000)	1/21/2011	LEAP Jan1 9.0 P	S	(185,000)
11/9/2010	LEAP Nov0 11.0 P	S	(37,000)	2/4/2011	LEAP Feb1 14.0 P	S	(5,000)
11/9/2010	LEAP Nov0 12.0 C	S	(37,000)	2/18/2011	LEAP Feb1 14.0 P	B	5,000
11/11/2010	LEAP Dec0 13.0 C	B	148,000	2/23/2011	LEAP Apr1 10.0 P	S	(226,000)
11/11/2010	LEAP Nov0 12.0 C	S	(37,000)	2/23/2011	LEAP Jan2 10.0 P	B	297,000
11/11/2010	LEAP Nov0 12.0 P	S	(148,000)	3/10/2011	LEAP Apr1 14.0 C	S	(24,000)
11/11/2010	LEAP Nov0 12.0 P	S	(37,000)	3/25/2011	LEAP Apr1 15.0 C	S	(41,600)
11/12/2010	LEAP Dec0 13.0 C	B	55,500	3/25/2011	LEAP Apr1 15.0 P	S	(41,600)
11/12/2010	LEAP Nov0 12.0 C	S	(18,500)	3/28/2011	LEAP Apr1 16.0 C	S	(26,000)
11/12/2010	LEAP Nov0 12.0 C	S	(14,800)	3/28/2011	LEAP Apr1 16.0 P	S	(26,000)
11/12/2010	LEAP Nov0 12.0 P	S	(55,500)	3/29/2011	LEAP Apr1 15.0 C	S	(10,400)
11/12/2010	LEAP Nov0 12.0 P	S	(18,500)	3/29/2011	LEAP Apr1 15.0 P	S	(20,800)
11/16/2010	LEAP Nov0 11.0 P	B	7,700	3/29/2011	LEAP Apr1 16.0 C	S	(41,600)
11/16/2010	LEAP Nov0 12.0 C	B	1,900	3/29/2011	LEAP Apr1 16.0 P	S	(20,800)
11/17/2010	LEAP Nov0 11.0 P	B	3,200	3/29/2011	LEAP May1 17.0 C	S	(20,800)
11/19/2010	LEAP Nov0 11.0 C	B	118,400	3/29/2011	LEAP May1 18.0 C	S	(20,800)
11/19/2010	LEAP Nov0 11.0 P	B	329,500	3/30/2011	LEAP Apr1 15.0 C	S	(5,200)
11/19/2010	LEAP Nov0 12.0 C	B	186,800	3/30/2011	LEAP Apr1 15.0 P	B	10,400
11/19/2010	LEAP Nov0 12.0 P	B	259,000	3/30/2011	LEAP Apr1 16.0 C	S	(15,600)
11/22/2010	LEAP Dec0 12.0 P	S	(9,300)	3/30/2011	LEAP May1 14.0 C	S	(5,200)
11/23/2010	LEAP Apr1 10.0 P	B	74,000	3/30/2011	LEAP May1 15.0 C	S	(5,200)
11/23/2010	LEAP Dec0 11.0 P	S	(74,000)	3/30/2011	LEAP May1 16.0 C	S	(10,400)
11/30/2010	LEAP Apr1 10.0 P	B	247,500	3/30/2011	LEAP May1 17.0 C	S	(187,200)
11/30/2010	LEAP Dec0 11.0 P	S	(247,500)	3/30/2011	LEAP May1 17.0 C	S	(10,400)
12/2/2010	LEAP Dec0 11.0 P	S	(7,500)	3/30/2011	LEAP May1 18.0 P	B	187,200
12/2/2010	LEAP Jul1 10.0 P	B	94,000	3/31/2011	LEAP Apr1 15.0 C	S	(15,600)
12/3/2010	LEAP Dec0 11.0 P	B	23,500	3/31/2011	LEAP Apr1 16.0 P	B	4,100
12/8/2010	LEAP Apr1 10.0 P	B	63,600	3/31/2011	LEAP Apr1 16.0 P	B	36,400
12/8/2010	LEAP Dec0 11.0 P	S	(94,000)	3/31/2011	LEAP May1 14.0 P	S	(4,200)
12/8/2010	LEAP Dec0 12.0 C	S	(188,000)	3/31/2011	LEAP May1 15.0 C	S	(10,400)
12/8/2010	LEAP Jan1 10.0 P	S	(148,000)	3/31/2011	LEAP May1 15.0 P	B	78,000

Pentwater Equity Opportunities Master Fund Ltd.				Pentwater Equity Opportunities Master Fund Ltd.
Leap Options				Leap Options
Date	Option Description (Expiration Date (Month/Year), Exercise Price, Put Option (P) or Call Option (C))	Purchase(B) or Sale (S)	Number of Shares Underlying Leap Options	Date	Option Description (Expiration Date (Month/Year), Exercise Price, Put Option (P) or Call Option (C))	Purchase(B) or Sale (S)	Number of Shares Underlying Leap Options
3/31/2011	LEAP May1 16.0 C	S	(31,200)	4/26/2011	LEAP Jun1 16.0 C	S	(10,400)
3/31/2011	LEAP May1 16.0 C	S	(15,600)	4/27/2011	LEAP May1 15.0 C	S	(26,700)
3/31/2011	LEAP May1 17.0 C	S	(114,400)	4/27/2011	LEAP Jun1 15.0 C	S	(6,700)
3/31/2011	LEAP May1 17.0 C	S	(26,000)	4/27/2011	LEAP Jun1 16.0 C	S	(30,000)
3/31/2011	LEAP May1 17.0 C	S	(20,800)	4/29/2011	LEAP May1 14.0 P	S	(2,700)
3/31/2011	LEAP May1 17.0 C	S	(10,400)	5/2/2011	LEAP May1 15.0 C	S	(4,700)
3/31/2011	LEAP May1 18.0 C	S	(15,600)	5/3/2011	LEAP May1 16.0 C	S	(5,200)
3/31/2011	LEAP May1 18.0 P	B	15,600	5/4/2011	LEAP May1 15.0 C	S	(20,600)
3/31/2011	LEAP May1 18.0 P	B	26,000	5/5/2011	LEAP Jun1 17.0 C	S	(5,200)
4/1/2011	LEAP Apr1 15.0 C	S	(26,000)	5/9/2011	LEAP May1 17.0 C	S	(13,000)
4/1/2011	LEAP Apr1 16.0 C	S	(26,000)	5/9/2011	LEAP May1 17.0 P	S	(13,000)
4/1/2011	LEAP May1 15.0 C	S	(5,200)	5/9/2011	LEAP Jun1 17.0 C	S	(13,000)
4/1/2011	LEAP May1 16.0 C	S	(20,800)	5/9/2011	LEAP Jun1 17.0 P	S	(13,000)
4/1/2011	LEAP May1 17.0 C	S	(5,200)	5/13/2011	LEAP May1 16.0 C	B	104,000
4/4/2011	LEAP Apr1 15.0 C	S	(26,000)	5/13/2011	LEAP May1 17.0 C	B	156,000
4/4/2011	LEAP Apr1 15.0 P	S	(10,400)	5/13/2011	LEAP Jun1 17.0 C	S	(104,000)
4/4/2011	LEAP Apr1 16.0 C	S	(5,200)	5/13/2011	LEAP Jun1 17.0 C	S	(104,000)
4/4/2011	LEAP Apr1 16.0 P	S	(5,200)	5/13/2011	LEAP Jun1 18.0 C	S	(104,000)
4/5/2011	LEAP Apr1 16.0 C	S	(5,200)	5/18/2011	LEAP May1 15.0 C	B	2,500
4/5/2011	LEAP May1 17.0 C	S	(5,200)	5/19/2011	LEAP May1 17.0 C	B	104,000
4/6/2011	LEAP May1 14.0 P	S	(10,300)	5/19/2011	LEAP Jun1 17.0 C	S	(104,000)
4/6/2011	LEAP May1 17.0 C	S	(10,400)	5/19/2011	LEAP May1 14.0 C	B	700
4/8/2011	LEAP Apr1 14.0 C	B	2,500	5/20/2011	LEAP May1 16.0 C	B	20,900
4/11/2011	LEAP Apr1 14.0 C	B	2,500	5/20/2011	LEAP May1 18.0P	S	(228,800)
4/11/2011	LEAP Apr1 15.0 C	B	2,500	5/20/2011	LEAP May1 15.0 C	S	135,300
4/12/2011	LEAP Apr1 16.0 C	S	(2,600)	5/20/2011	LEAP May1 17.0 C	B	179,300
4/12/2011	LEAP May1 17.0 C	S	(5,200)	5/20/2011	LEAP May1 14.0 C	B	4,500
4/13/2011	LEAP Apr1 15.0 C	B	100	5/20/2011	LEAP May1 14.0 P	B	17,200
4/14/2011	LEAP Apr1 14.0 C	B	1,800	5/20/2011	LEAP May1 18.0 C	B	36,400
4/15/2011	LEAP Apr1 10.0 P	S	(643,800)	5/20/2011	LEAP May1 16.0 C	B	2,500
4/15/2011	LEAP Apr1 14.0 C	B	17,200	5/20/2011	LEAP May1 17.0 P	B	13,000
4/15/2011	LEAP Apr1 15.0 C	B	127,400	5/20/2011	LEAP May1 15.0 P	S	(78,000)
4/15/2011	LEAP Apr1 15.0 P	B	62,400	5/20/2011	LEAP Jun1 16.0 C	S	(52,000)
4/15/2011	LEAP Apr1 16.0 C	B	55,500	5/23/2011	LEAP Jun1 16.0 C	S	(10,400)
4/15/2011	LEAP Apr1 16.0 C	B	66,700	5/24/2011	LEAP Jul1 16.0 C	S	(26,000)
4/15/2011	LEAP Apr1 16.0 P	B	5,400	5/24/2011	LEAP Jul1 17.50 C	S	(13,000)
4/15/2011	LEAP Apr1 16.0 P	B	6,100	5/25/2011	LEAP Jul1 16.0 C	S	(10,400)
4/18/2011	LEAP May1 16.0 C	S	(15,600)	5/25/2011	LEAP Jun1 17.0 P	B	13,000
4/18/2011	LEAP May1 17.0 C	S	(10,400)	5/25/2011	LEAP Jun1 18.0 C	B	20,800
4/19/2011	LEAP May1 15.0 C	S	(28,600)	5/25/2011	LEAP Jun1 17.0 C	B	44,200
4/19/2011	LEAP May1 16.0 C	S	(7,800)	5/26/2011	LEAP Jul1 17.50 C	S	(5,200)
4/21/2011	LEAP May1 15.0 C	S	(10,400)	5/31/2011	LEAP Jun1 16.0 C	S	(9,000)
4/21/2011	LEAP May1 16.0 C	S	(5,200)	5/31/2011	LEAP Jul1 17.50 C	S	(10,400)
4/25/2011	LEAP May1 15.0 C	S	(20,800)	6/1/2011	LEAP Jun1 17.0 C	S	(10,400)
4/25/2011	LEAP May1 16.0 C	S	(10,400)	6/1/2011	LEAP Jun1 17.0 P	S	(10,400)
4/26/2011	LEAP May1 15.0 C	S	(5,200)	6/1/2011	LEAP Jul1 17.50 C	S	(10,400)
4/26/2011	LEAP May1 16.0 C	S	(5,200)	6/2/2011	LEAP Jun1 17.0 C	S	(10,400)
4/26/2011	LEAP May1 17.0 C	B	100	6/13/2011	LEAP Jul1 16.0 C	S	(10,400)

Pentwater Equity Opportunities Master Fund Ltd.
Leap Options
Date	Option Description (Expiration Date (Month/Year), Exercise Price, Put Option (P) or Call Option (C))	Purchase(B) or Sale (S)	Number of Shares Underlying Leap Options
6/17/2011	LEAP Jul1 15.0 P	B	41,600
6/17/2011	LEAP Jul1 16.0 C	S	(41,600)
6/17/2011	LEAP Jun1 15.0 C	B	6,700
6/17/2011	LEAP Jun1 16.0 C	B	111,800
6/17/2011	LEAP Jun1 17.0 C	B	306,800
6/17/2011	LEAP Jun1 18.0 C	B	83,200
6/17/2011	LEAP Jun1 17.0 P	B	10,400

Pentwater Equity Opportunities Master Fund Ltd.
Leap 7.75% Senior Notes Due 2020
Date	Purchase (P) or Sale (S)	Amount of Leap Notes
11/5/2010	P	7,800,000
11/15/2010	P	780,000
11/18/2010	S	(780,000)
11/19/2010	P	1,950,000
1/28/2011	S	(2,000,000)
3/21/2011	S	(1,010,000)
3/21/2011	S	(674,000)
3/24/2011	S	(673,000)
3/24/2011	S	(1,010,000)
3/24/2011	S	(673,000)
3/25/2011	S	(673,000)
3/28/2011	S	(1,009,500)
3/28/2011	S	(1,009,500)
3/29/2011	S	(1,018,000)

 Appendix A-3

Oceana Master Fund Ltd.			Oceana Master Fund Ltd.
Leap Common Stock			Leap Common Stock
Date	Purchase (P) or Sale (S)	Number of Shares of Leap Common Stock	Date	Purchase (P) or Sale (S)	Number of Shares of Leap Common Stock
2/5/2010	P	15,560	8/17/2010	P	76,800
2/5/2010	S	(9,173)	8/17/2010	P	32,000
2/8/2010	S	(660)	8/18/2010	P	96,000
2/8/2010	P	2,805	8/18/2010	S	(3,200)
2/9/2010	S	(8,532)	8/19/2010	P	80,000
2/10/2010	P	1,650	8/20/2010	P	80,000
2/11/2010	P	429	8/20/2010	S	(6,400)
2/11/2010	S	(429)	8/20/2010	S	(22,400)
2/12/2010	P	16,500	8/23/2010	P	11,200
2/16/2010	P	8,300	8/24/2010	P	6,400
2/17/2010	P	37,290	8/24/2010	P	4,800
2/17/2010	P	12,210	8/25/2010	S	(16,000)
2/17/2010	P	8,250	8/25/2010	S	(8,000)
2/17/2010	P	16,500	8/25/2010	S	(8,000)
2/17/2010	P	13,200	8/25/2010	S	(6,400)
2/17/2010	S	(1,651)	8/26/2010	S	(24,160)
2/19/2010	P	6,600	8/30/2010	P	20,960
2/22/2010	P	3,312	8/30/2010	P	6,432
3/8/2010	S	(26,412)	8/30/2010	S	(32)
3/9/2010	S	(6,600)	8/31/2010	P	16,000
3/10/2010	S	(3,302)	8/31/2010	P	22,400
3/11/2010	S	(3,302)	9/1/2010	P	6,400
3/15/2010	S	(3,302)	9/2/2010	P	6,400
3/18/2010	S	(100)	9/3/2010	S	(3,200)
3/19/2010	S	(43)	9/7/2010	S	(3,200)
3/19/2010	S	(29,600)	9/7/2010	P	57,600
3/19/2010	S	(49,500)	9/8/2010	P	12,800
3/22/2010	P	11,550	9/9/2010	S	(35,200)
3/23/2010	S	(2,640)	9/10/2010	P	3,200
3/24/2010	P	2,475	9/14/2010	P	19,200
3/25/2010	P	1,650	9/14/2010	S	(12,800)
4/7/2010	P	8,250	9/15/2010	S	(3,200)
4/16/2010	S	(1,683)	9/16/2010	P	6,400
4/16/2010	S	(8,300)	9/16/2010	S	(600)
4/16/2010	S	(8,200)	9/16/2010	S	(700)
4/27/2010	S	(165)	9/17/2010	P	64,000
4/29/2010	S	(1,650)	9/17/2010	P	50,304
5/3/2010	S	(1,287)	9/17/2010	S	(31,400)
8/5/2010	P	32,000	9/17/2010	S	(67,000)
8/13/2010	P	44,800	9/20/2010	P	35,840
8/16/2010	P	6,400	9/20/2010	P	28,160
8/16/2010	P	12,800	9/21/2010	P	8,000
8/16/2010	P	16,000	9/21/2010	P	6,400
8/16/2010	P	48,000	9/22/2010	S	(800)
8/16/2010	P	12,800	9/22/2010	P	22,400

Oceana Master Fund Ltd.			Oceana Master Fund Ltd.
Leap Common Stock			Leap Common Stock
Date	Purchase (P) or Sale (S)	Number of Shares of Leap Common Stock	Date	Purchase (P) or Sale (S)	Number of Shares of Leap Common Stock
9/23/2010	S	(9,600)	11/26/2010	P	9,600
9/23/2010	P	19,197	11/29/2010	P	68,288
9/23/2010	P	12,800	11/29/2010	P	18,112
9/24/2010	S	(38,400)	12/3/2010	S	(2,515)
9/24/2010	S	(2,656)	12/8/2010	S	(4,771)
9/27/2010	S	(6,400)	12/9/2010	S	(838)
9/29/2010	S	(3,200)	12/16/2010	S	(55,200)
9/30/2010	S	(2,400)	12/17/2010	S	(795)
10/13/2010	S	(300)	12/17/2010	P	50,600
10/14/2010	P	3,200	12/18/2010	S	(7,300)
10/14/2010	P	100	12/20/2010	S	(11,500)
10/15/2010	P	44,700	12/27/2010	P	2,240
10/15/2010	S	(377,300)	12/28/2010	P	5,497
10/18/2010	P	13,440	12/31/2010	P	5,326
10/19/2010	P	9,598	1/3/2011	S	(16,491)
10/21/2010	P	11,200	1/4/2011	S	(4,600)
10/26/2010	P	41,760	1/5/2011	S	(11,500)
10/27/2010	P	3,200	1/6/2011	P	2,300
10/27/2010	P	19,200	1/6/2011	S	(2,300)
10/28/2010	S	(12,800)	1/7/2011	P	6,900
10/29/2010	S	(1,600)	1/10/2011	S	(3,450)
10/29/2010	P	416	1/11/2011	P	4,600
11/1/2010	P	6,400	1/12/2011	P	2,883
11/2/2010	S	(12,799)	1/12/2011	P	409
11/2/2010	P	1,600	1/13/2011	P	1,001
11/3/2010	P	224	1/13/2011	S	(2,279)
11/3/2010	P	62,400	1/14/2011	P	1,175
11/3/2010	P	1,600	1/19/2011	P	72,329
11/4/2010	S	(4,800)	1/19/2011	P	11,838
11/4/2010	S	(4,800)	1/20/2011	P	6,100
11/8/2010	P	32,056	1/21/2011	S	(34,500)
11/9/2010	P	25,600	1/24/2011	P	9,481
11/10/2010	S	(4,800)	1/25/2011	P	8,011
11/11/2010	P	30,400	1/26/2011	S	(4,597)
11/12/2010	P	32,000	1/27/2011	S	(5,750)
11/12/2010	P	7,360	1/28/2011	S	(12,817)
11/15/2010	P	8,000	1/28/2011	P	1,498
11/15/2010	P	8,000	1/31/2011	P	1,140
11/16/2010	P	11,200	2/1/2011	S	(4,465)
11/16/2010	P	22,400	2/2/2011	P	2,570
11/17/2010	S	(6,400)	2/3/2011	P	4,600
11/18/2010	S	(3,200)	2/4/2011	S	(4,600)
11/19/2010	P	8,000	2/7/2011	S	(4,600)
11/19/2010	S	(532)	2/8/2011	P	1,150
11/19/2010	P	224,000	2/9/2011	P	5,750
11/19/2010	S	(102,400)	2/9/2011	P	5,750
11/22/2010	P	2,132	2/10/2011	S	(3,450)
11/23/2010	P	64,000	2/14/2011	S	(138)

Oceana Master Fund Ltd.			Oceana Master Fund Ltd.
Leap Common Stock			Leap Common Stock
Date	Purchase (P) or Sale (S)	Number of Shares of Leap Common Stock	Date	Purchase (P) or Sale (S)	Number of Shares of Leap Common Stock
2/16/2011	S	(2,990)	4/13/2011	S	(550)
2/18/2011	P	2,323	4/13/2011	P	550
2/18/2011	P	2,300	4/14/2011	S	(1,100)
2/22/2011	P	16,100	4/15/2011	S	(10,500)
2/22/2011	P	4,600	4/15/2011	S	(55,000)
2/23/2011	P	13,800	4/15/2011	P	2,700
2/23/2011	P	9,200	4/15/2011	S	(28,100)
2/23/2011	S	(4,600)	4/18/2011	P	6,068
2/25/2011	P	1,787	4/19/2011	P	12,100
3/15/2011	S	(20,000)	4/21/2011	P	4,400
3/21/2011	S	(100,839)	4/25/2011	P	8,562
3/22/2011	S	(44,800)	4/26/2011	P	3,300
3/23/2011	S	(37,295)	4/29/2011	P	10,000
3/24/2011	S	(12,768)	5/2/2011	S	(3,306)
3/25/2011	S	(6,110)	5/3/2011	B	4,284
3/28/2011	S	(20,900)	5/3/2011	S	(7,678)
3/29/2011	S	(7,700)	5/5/2011	S	(20,900)
3/30/2011	P	79,200	5/20/2011	S	(2,200)
3/31/2011	P	1,712	5/20/2011	S	(58,300)
3/31/2011	P	15,400	5/20/2011	S	(96,800)
3/31/2011	S	(4,400)	5/20/2011	P	5,500
3/31/2011	P	4,400	5/20/2011	P	11,000
4/1/2011	S	(4,400)	5/20/2011	P	5,654
4/4/2011	S	(17,600)	5/23/2011	P	4,400
4/5/2011	S	(22,000)	5/24/2011	P	15,246
4/6/2011	S	(15,400)	5/25/2011	P	3,300
4/7/2011	S	(26,643)	5/26/2011	S	(3,300)
4/8/2011	S	(4,400)	5/27/2011	S	(5,500)
4/8/2011	S	(2,500)	5/31/2011	P	4,400
4/8/2011	S	(8,800)	6/6/2011	P	2,200
4/11/2011	S	(11,000)	6/17/2011	P	2,200
4/12/2011	S	(1,100)	6/17/2011	P	4,400
4/12/2011	P	2,501	6/20/2011	P	572
			6/20/2011	S	(577)
			6/20/2011	S	(4,436)

Oceana Master Fund Ltd.				Oceana Master Fund Ltd.
Leap Options				Leap Options
Date	Option Description (Expiration Date (Month/Year), Exercise Price, Put Option (P) or Call Option (C))	Purchase (B) or Sale (S)	Number of Shares Underlying Leap Options	Date	Option Description (Expiration Date (Month/Year), Exercise Price, Put Option (P) or Call Option (C))	Purchase (B) or Sale (S)	Number of Shares Underlying Leap Options
2/12/2010	LEAP Mar0 15.0 C	S	(16,500)	8/25/2010	LEAP Sep0 12.0 C	S	(4,800)
2/16/2010	LEAP Mar0 15.0 C	S	(8,300)	8/30/2010	LEAP Sep0 11.0 C	S	(27,400)
2/17/2010	LEAP Apr0 17.5 C	S	(16,500)	8/31/2010	LEAP Jan1 9.0 P	B	32,000
2/17/2010	LEAP Mar0 15.0 C	S	(4,900)	8/31/2010	LEAP Sep0 10.0 C	S	(32,000)
2/17/2010	LEAP Mar0 16.0 C	S	(49,500)	8/31/2010	LEAP Sep0 10.0 P	S	(32,000)
2/17/2010	LEAP Mar0 17.5 C	S	(33,000)	8/31/2010	LEAP Sep0 11.0 C	S	(19,200)
2/19/2010	LEAP Mar0 17.5 C	S	(8,200)	9/1/2010	LEAP Oct0 11.0 C	S	(6,400)
3/8/2010	LEAP Mar0 17.5 C	B	31,500	9/2/2010	LEAP Oct0 11.0 C	S	(6,400)
3/9/2010	LEAP Apr0 17.5 C	S	(6,600)	9/7/2010	LEAP Apr1 10.0 P	B	160,000
3/9/2010	LEAP Mar0 17.5 C	B	9,700	9/7/2010	LEAP Oct0 10.0 P	S	(80,000)
3/16/2010	LEAP Apr0 17.5 C	S	(3,300)	9/7/2010	LEAP Oct0 11.0 C	S	(80,000)
3/18/2010	LEAP Mar0 15.0 C	B	100	9/7/2010	LEAP Sep0 11.0 C	S	(6,400)
3/19/2010	LEAP Mar0 15.0 C	B	29,600	9/14/2010	LEAP Sep0 11.0 P	B	5,700
3/19/2010	LEAP Mar0 16.0 C	B	49,500	9/15/2010	LEAP Sep0 11.0 P	B	23,900
3/22/2010	LEAP Apr0 16.0 C	S	(8,300)	9/16/2010	LEAP Sep0 10.0 C	B	600
3/23/2010	LEAP Apr0 16.0 P	S	(2,700)	9/16/2010	LEAP Sep0 11.0 C	B	700
3/23/2010	LEAP Apr0 17.5 C	B	9,900	9/16/2010	LEAP Sep0 11.0 P	B	8,000
3/24/2010	LEAP Apr0 16.0 P	S	(6,600)	9/17/2010	LEAP Sep0 10.0 C	B	31,400
3/24/2010	LEAP Apr0 17.5 C	B	8,300	9/17/2010	LEAP Sep0 10.0 P	B	195,200
3/25/2010	LEAP Apr0 16.0 P	S	(8,800)	9/17/2010	LEAP Sep0 11.0 C	B	52,500
4/16/2010	LEAP Apr0 16.0 C	B	8,300	9/17/2010	LEAP Sep0 11.0 C	B	67,000
4/16/2010	LEAP Apr0 16.0 P	B	18,100	9/17/2010	LEAP Sep0 11.0 P	B	40,000
4/16/2010	LEAP Apr0 17.5 C	B	8,200	9/17/2010	LEAP Sep0 11.0 P	B	136,000
8/5/2010	LEAP Aug0 10.0 C	S	(12,800)	9/17/2010	LEAP Sep0 12.0 C	B	144,000
8/5/2010	LEAP Aug0 11.0 C	S	(6,400)	9/20/2010	LEAP Oct0 10.0 P	S	(128,000)
8/13/2010	LEAP Aug0 10.0 C	S	(3,200)	9/20/2010	LEAP Oct0 11.0 C	S	(128,000)
8/16/2010	LEAP Aug0 10.0 C	S	(9,600)	9/21/2010	LEAP Oct0 11.0 C	S	(38,400)
8/16/2010	LEAP Aug0 10.0 P	S	(9,600)	9/21/2010	LEAP Oct0 11.0 P	S	(38,400)
8/16/2010	LEAP Sep0 10.0 P	S	(19,200)	9/22/2010	LEAP Apr1 10.0 P	B	96,000
8/16/2010	LEAP Sep0 11.0 C	S	(19,200)	9/22/2010	LEAP Oct0 10.0 P	S	(96,000)
8/17/2010	LEAP Sep0 10.0 P	S	(16,000)	9/22/2010	LEAP Oct0 11.0 C	S	(96,000)
8/17/2010	LEAP Sep0 11.0 C	S	(44,800)	9/23/2010	LEAP Oct0 11.0 C	S	(22,400)
8/18/2010	LEAP Aug0 10.0 C	B	3,200	9/23/2010	LEAP Oct0 11.0 P	S	(9,600)
8/18/2010	LEAP Jan1 10.0 P	B	90,800	9/24/2010	LEAP Oct0 12.0 C	S	(12,800)
8/18/2010	LEAP Sep0 11.0 P	S	(90,800)	9/24/2010	LEAP Oct0 12.0 P	S	(12,800)
8/19/2010	LEAP Jan1 10.0 P	B	85,200	9/27/2010	LEAP Oct0 10.0 P	B	6,200
8/19/2010	LEAP Sep0 11.0 P	S	(85,200)	9/28/2010	LEAP Oct0 10.0 P	B	3,400
8/20/2010	LEAP Aug0 10.0 C	B	22,400	9/29/2010	LEAP Oct0 10.0 P	B	6,200
8/20/2010	LEAP Aug0 10.0 P	B	9,600	9/30/2010	LEAP Oct0 10.0 P	B	5,900
8/20/2010	LEAP Aug0 11.0 C	B	6,400	10/8/2010	LEAP Oct0 12.0 C	S	(32,000)
8/20/2010	LEAP Jan1 9.0 P	B	128,000	10/8/2010	LEAP Oct0 12.0 P	S	(32,000)
8/20/2010	LEAP Sep0 10.0 P	S	(128,000)	10/13/2010	LEAP Oct0 11.0 C	B	300
8/20/2010	LEAP Sep0 11.0 C	S	(3,200)	10/14/2010	LEAP Oct0 12.0 P	B	100
8/20/2010	LEAP Sep0 11.0 P	S	(32,000)	10/15/2010	LEAP Oct0 10.0 P	B	282,300
8/20/2010	LEAP Sep0 12.0 C	S	(128,000)	10/15/2010	LEAP Oct0 11.0 C	B	377,300
8/23/2010	LEAP Oct0 12.0 C	S	(16,800)	10/15/2010	LEAP Oct0 11.0 P	B	48,000
8/23/2010	LEAP Sep0 11.0 P	S	(5,600)	10/15/2010	LEAP Oct0 12.0 C	B	61,600
8/24/2010	LEAP Sep0 12.0 C	S	(11,200)	10/15/2010	LEAP Oct0 12.0 P	B	44,700

Oceana Master Fund Ltd.				Oceana Master Fund Ltd.
Leap Options				Leap Options
Date	Option Description (Expiration Date (Month/Year), Exercise Price, Put Option (P) or Call Option (C))	Purchase (B) or Sale (S)	Number of Shares Underlying Leap Options	Date	Option Description (Expiration Date (Month/Year), Exercise Price, Put Option (P) or Call Option (C))	Purchase (B) or Sale (S)	Number of Shares Underlying Leap Options
10/18/2010	LEAP Nov0 12.0 C	S	(32,000)	12/17/2010	LEAP Dec0 12.0 P	B	50,600
10/19/2010	LEAP Apr1 10.0 P	B	3,200	12/17/2010	LEAP Dec0 13.0 C	S	(176,000)
10/19/2010	LEAP Nov0 12.0 C	S	(6,400)	12/18/2010	LEAP Dec0 12.0 C	B	7,300
10/21/2010	LEAP Nov0 11.0 C	S	(11,200)	12/20/2010	LEAP Jan1 12.5 C	S	(46,000)
10/21/2010	LEAP Nov0 11.0 P	S	(11,200)	12/20/2010	LEAP Jan1 12.5 P	S	(46,000)
10/22/2010	LEAP Nov0 11.0 C	S	(4,800)	12/21/2010	LEAP Jan1 12.5 C	B	11,500
10/22/2010	LEAP Nov0 11.0 P	S	(4,800)	12/27/2010	LEAP Jul1 11.0 P	B	23,000
10/26/2010	LEAP Nov0 11.0 C	S	(38,400)	1/21/2011	LEAP Jan1 10.0 P	S	(48,000)
10/26/2010	LEAP Nov0 11.0 P	S	(38,400)	1/21/2011	LEAP Jan1 12.5 C	B	34,500
10/27/2010	LEAP Apr1 10.0 P	B	160,000	1/21/2011	LEAP Jan1 12.5 P	B	46,000
10/27/2010	LEAP Nov0 11.0 C	S	(32,000)	1/21/2011	LEAP Jan1 9.0 P	S	(160,000)
10/27/2010	LEAP Nov0 11.0 P	S	(160,000)	2/4/2011	LEAP Feb1 14.0 P	S	(2,300)
11/3/2010	LEAP Nov0 11.0 C	S	(16,000)	2/18/2011	LEAP Feb1 14.0 P	B	2,300
11/3/2010	LEAP Nov0 11.0 P	S	(16,000)	2/23/2011	LEAP Apr1 10.0 P	S	(125,500)
11/8/2010	LEAP Nov0 11.0 P	S	(32,000)	2/23/2011	LEAP Jan2 10.0 P	B	138,000
11/8/2010	LEAP Nov0 12.0 C	S	(32,000)	3/10/2011	LEAP Apr1 14.0 C	S	(13,000)
11/9/2010	LEAP Nov0 11.0 P	S	(32,000)	3/25/2011	LEAP Apr1 15.0 C	S	(17,600)
11/9/2010	LEAP Nov0 12.0 C	S	(32,000)	3/25/2011	LEAP Apr1 15.0 P	S	(17,600)
11/11/2010	LEAP Dec0 13.0 C	B	128,000	3/28/2011	LEAP Apr1 16.0 C	S	(11,000)
11/11/2010	LEAP Nov0 12.0 C	S	(32,000)	3/28/2011	LEAP Apr1 16.0 P	S	(11,000)
11/11/2010	LEAP Nov0 12.0 P	S	(128,000)	3/29/2011	LEAP Apr1 15.0 C	S	(4,400)
11/11/2010	LEAP Nov0 12.0 P	S	(32,000)	3/29/2011	LEAP Apr1 15.0 P	S	(8,800)
11/12/2010	LEAP Dec0 13.0 C	B	48,000	3/29/2011	LEAP Apr1 16.0 C	S	(17,600)
11/12/2010	LEAP Nov0 12.0 C	S	(16,000)	3/29/2011	LEAP Apr1 16.0 P	S	(8,800)
11/12/2010	LEAP Nov0 12.0 C	S	(12,800)	3/29/2011	LEAP May1 17.0 C	S	(8,800)
11/12/2010	LEAP Nov0 12.0 P	S	(48,000)	3/29/2011	LEAP May1 18.0 C	S	(8,800)
11/12/2010	LEAP Nov0 12.0 P	S	(16,000)	3/30/2011	LEAP Apr1 15.0 C	S	(2,200)
11/16/2010	LEAP Nov0 11.0 P	B	6,600	3/30/2011	LEAP Apr1 15.0 P	B	4,400
11/16/2010	LEAP Nov0 12.0 C	B	1,700	3/30/2011	LEAP Apr1 16.0 C	S	(6,600)
11/17/2010	LEAP Nov0 11.0 P	B	2,800	3/30/2011	LEAP May1 14.0 C	S	(2,200)
11/19/2010	LEAP Nov0 11.0 C	B	102,400	3/30/2011	LEAP May1 15.0 C	S	(2,200)
11/19/2010	LEAP Nov0 11.0 P	B	285,000	3/30/2011	LEAP May1 16.0 C	S	(4,400)
11/19/2010	LEAP Nov0 12.0 C	B	161,500	3/30/2011	LEAP May1 17.0 C	S	(79,200)
11/19/2010	LEAP Nov0 12.0 P	B	224,000	3/30/2011	LEAP May1 17.0 C	S	(4,400)
11/22/2010	LEAP Dec0 12.0 P	S	(8,000)	3/30/2011	LEAP May1 18.0 P	B	79,200
11/23/2010	LEAP Apr1 10.0 P	B	64,000	3/31/2011	LEAP Apr1 15.0 C	S	(6,600)
11/23/2010	LEAP Dec0 11.0 P	S	(64,000)	3/31/2011	LEAP Apr1 16.0 P	B	1,800
12/2/2010	LEAP Dec0 11.0 P	S	(97,000)	3/31/2011	LEAP Apr1 16.0 P	B	15,400
12/2/2010	LEAP Jul1 10.0 P	B	46,000	3/31/2011	LEAP May1 14.0 P	S	(1,700)
12/3/2010	LEAP Dec0 11.0 P	B	11,500	3/31/2011	LEAP May1 15.0 C	S	(4,400)
12/8/2010	LEAP Dec0 11.0 P	S	(46,000)	3/31/2011	LEAP May1 15.0 P	B	33,000
12/8/2010	LEAP Dec0 12.0 C	S	(92,000)	3/31/2011	LEAP May1 16.0 C	S	(13,200)
12/8/2010	LEAP Jan1 10.0 P	S	(128,000)	3/31/2011	LEAP May1 16.0 C	S	(6,600)
12/8/2010	LEAP Jul1 10.0 P	B	92,000	3/31/2011	LEAP May1 17.0 C	S	(48,400)
12/13/2010	LEAP Dec0 12.0 C	B	23,000	3/31/2011	LEAP May1 17.0 C	S	(11,000)
12/13/2010	LEAP Dec0 12.0 P	S	(43,800)	3/31/2011	LEAP May1 17.0 C	S	(8,800)
12/17/2010	LEAP Dec0 11.0 P	B	195,500	3/31/2011	LEAP May1 17.0 C	S	(4,400)
12/17/2010	LEAP Dec0 12.0 C	B	61,700	3/31/2011	LEAP May1 18.0 C	S	(6,600)
12/17/2010	LEAP Dec0 12.0 P	B	1,200	3/31/2011	LEAP May1 18.0 P	B	6,600

Oceana Master Fund Ltd.				Oceana Master Fund Ltd.
Leap Options				Leap Options
Date	Option Description (Expiration Date (Month/Year), Exercise Price, Put Option (P) or Call Option (C))	Purchase (B) or Sale (S)	Number of Shares Underlying Leap Options	Date	Option Description (Expiration Date (Month/Year), Exercise Price, Put Option (P) or Call Option (C))	Purchase (B) or Sale (S)	Number of Shares Underlying Leap Options
3/31/2011	LEAP May1 18.0 P	B	11,000	5/5/2011	LEAP Jun1 17.0 C	S	(2,200)
4/1/2011	LEAP Apr1 15.0 C	S	(11,000)	5/9/2011	LEAP May1 17.0 C	S	(5,500)
4/1/2011	LEAP Apr1 16.0 C	S	(11,000)	5/9/2011	LEAP May1 17.0 P	S	(5,500)
4/1/2011	LEAP May1 15.0 C	S	(2,200)	5/9/2011	LEAP Jun1 17.0 C	S	(5,500)
4/1/2011	LEAP May1 16.0 C	S	(8,800)	5/9/2011	LEAP Jun1 17.0 P	S	(5,500)
4/1/2011	LEAP May1 17.0 C	S	(2,200)	5/13/2011	LEAP May1 16.0 C	B	44,000
4/4/2011	LEAP Apr1 15.0 C	S	(11,000)	5/13/2011	LEAP May1 17.0 C	B	66,000
4/4/2011	LEAP Apr1 15.0 P	S	(4,400)	5/13/2011	LEAP Jun1 17.0 C	S	(44,000)
4/4/2011	LEAP Apr1 16.0 C	S	(2,200)	5/13/2011	LEAP Jun1 17.0 C	S	(44,000)
4/4/2011	LEAP Apr1 16.0 P	S	(2,200)	5/13/2011	LEAP Jun1 18.0 C	S	(44,000)
4/5/2011	LEAP Apr1 15.0 C	S	(2,200)	5/19/2011	LEAP May1 17.0 C	B	44,000
4/5/2011	LEAP Apr1 16.0 C	S	(2,200)	5/19/2011	LEAP Jun1 17.0 C	S	(44,000)
4/5/2011	LEAP May1 17.0 C	S	(2,200)	5/20/2011	LEAP May1 17.0 C	B	75,800
4/6/2011	LEAP May1 14.0 P	S	(4,500)	5/20/2011	LEAP May1 14.0 C	B	2,200
4/6/2011	LEAP May1 17.0 C	S	(4,400)	5/20/2011	LEAP May1 14.0 P	B	7,200
4/8/2011	LEAP Apr1 14.0 C	B	2,500	5/20/2011	LEP May1 17.0 P	B	5,500
4/12/2011	LEAP Apr1 16.0 C	S	(1,100)	5/20/2011	LEAP May1 15.0 C	B	58,300
4/12/2011	LEAP May1 17.0 C	S	(2,200)	5/20/2011	LEAP May1 18.0 C	B	15,400
4/15/2011	LEAP Apr1 10.0 P	S	(357,700)	5/20/2011	LEAP May1 18.0 P	S	(96,800)
4/15/2011	LEAP Apr1 14.0 C	B	10,500	5/20/2011	LEAP May1 15.0 P	S	(33,000)
4/15/2011	LEAP Apr1 15.0 C	B	55,000	5/20/2011	LEAP May1 16.0 C	B	9,900
4/15/2011	LEAP Apr1 15.0 P	B	26,400	5/20/2011	LEAP Jun1 16.0 C	S	(22,000)
4/15/2011	LEAP Apr1 16.0 C	B	23,600	5/23/2011	LEAP Jun1 16.0 C	S	(4,400)
4/15/2011	LEAP Apr1 16.0 C	B	28,100	5/24/2011	LEAP Jul1 16.0 C	S	(11,000)
4/15/2011	LEAP Apr1 16.0 P	B	2,100	5/24/2011	LEAP Jul1 17.50 C	S	(5,500)
4/15/2011	LEAP Apr1 16.0 P	B	2,700	5/25/2011	LEAP Jul1 16.0 C	S	(4,400)
4/18/2011	LEAP May1 16.0 C	S	(6,600)	5/25/2011	LEAP Jun1 17.0 P	B	5,500
4/18/2011	LEAP May1 17.0 C	S	(4,400)	5/25/2011	LEAP Jun1 18.0 C	B	8,800
4/19/2011	LEAP May1 15.0 C	S	(12,100)	5/25/2011	LEAP Jun1 17.0 C	B	18,700
4/19/2011	LEAP May1 16.0 C	S	(3,300)	5/26/2011	LEAP Jul1 17.50 C	S	(2,200)
4/21/2011	LEAP May1 15.0 C	S	(4,400)	5/31/2011	LEAP Jun1 16.0 C	S	(6,500)
4/21/2011	LEAP May1 16.0 C	S	(2,200)	5/31/2011	LEAP Jul1 17.50 C	S	(4,400)
4/25/2011	LEAP May1 15.0 C	S	(8,800)	6/1/2011	LEAP Jun1 17.0 C	S	(4,400)
4/25/2011	LEAP May1 16.0 C	S	(4,400)	6/1/2011	LEAP Jun1 17.0 P	S	(4,400)
4/26/2011	LEAP May1 15.0 C	S	(2,200)	6/1/2011	LEAP Jul1 17.50 C	S	(4,400)
4/26/2011	LEAP May1 16.0 C	S	(2,200)	6/2/2011	LEAP Jun1 17.0 C	S	(4,400)
4/26/2011	LEAP May1 17.0 C	B	100	6/13/2011	LEAP Jul1 16.0 C	S	(4,400)
4/26/2011	LEAP Jun1 16.0 C	S	(4,400)	6/17/2011	LEAP Jul1 15.0 P	B	17,600
4/29/2011	LEAP May1 14.0 P	S	(1,000)	6/17/2011	LEAP Jul1 16.0 C	S	(17,600)
4/29/2011	LEAP May1 15.0 C	S	(10,000)	6/17/2011	LEAP Jun1 16.0 C	B	47,300
4/29/2011	LEAP Jun1 16.0 C	S	(10,000)	6/17/2011	LEAP Jun1 17.0 C	B	129,800
5/2/2011	LEAP May1 15.0 C	S	(3,000)	6/17/2011	LEAP Jun1 18.0 C	B	35,200
5/3/2011	LEAP May1 16.0 C	S	(2,200)	6/17/2011	LEAP Jun1 17.0 P	B	4,400
5/4/2011	LEAP May1 15.0 C	S	(9,000)

Oceana Master Fund Ltd.
Leap 7.75% Senior Notes Due 2020
Date	Purchase (P) or Sale (S)	Amount of Leap Notes
11/5/2010	P	5,600,000
11/15/2010	P	560,000
11/18/2010	S	(560,000)
11/19/2010	P	1,400,000
3/21/2011	S	(913,000)
3/21/2011	S	(609,000)
3/24/2011	S	(609,000)
3/24/2011	S	(913,000)
3/24/2011	S	(609,000)
3/25/2011	S	(609,000)
3/28/2011	S	(913,500)
3/28/2011	S	(913,500)
3/29/2011	S	(911,000)

 Appendix A-4

LMA SPC for and on behalf of MAP 98 Segregated Portfolio			LMA SPC for and on behalf of MAP 98 Segregated Portfolio
Leap Common Stock			Leap Common Stock
Date	Purchase (P) or Sale (S)	Number of Shares of Leap Common Stock	Date	Purchase (P) or Sale (S)	Number of Shares of Leap Common Stock
2/5/2010	P	5,894	8/17/2010	P	21,600
2/5/2010	S	(3,476)	8/17/2010	P	9,000
2/8/2010	S	(250)	8/18/2010	P	27,000
2/8/2010	P	1,062	8/18/2010	S	(900)
2/9/2010	S	(3,230)	8/19/2010	P	22,500
2/10/2010	P	625	8/20/2010	P	22,500
2/11/2010	P	162	8/20/2010	S	(1,800)
2/11/2010	S	(162)	8/20/2010	S	(6,300)
2/12/2010	P	6,200	8/23/2010	P	3,150
2/16/2010	P	3,000	8/24/2010	P	1,800
2/17/2010	P	14,125	8/24/2010	P	1,350
2/17/2010	P	4,625	8/25/2010	S	(4,500)
2/17/2010	P	3,125	8/25/2010	S	(2,250)
2/17/2010	P	6,250	8/25/2010	S	(2,250)
2/17/2010	P	5,000	8/25/2010	S	(1,800)
2/17/2010	S	(622)	8/26/2010	S	(6,795)
2/19/2010	P	2,500	8/30/2010	P	5,895
2/22/2010	P	1,254	8/30/2010	P	1,809
3/8/2010	S	(10,004)	8/30/2010	S	(9)
3/9/2010	S	(2,500)	8/31/2010	P	4,500
3/10/2010	S	(1,243)	8/31/2010	P	6,300
3/11/2010	S	(1,243)	9/1/2010	P	1,800
3/15/2010	S	(1,244)	9/2/2010	P	1,800
3/19/2010	S	(48)	9/3/2010	S	(900)
3/19/2010	S	(11,100)	9/7/2010	S	(900)
3/19/2010	S	(18,700)	9/7/2010	P	16,200
3/22/2010	P	4,375	9/8/2010	P	3,600
3/23/2010	S	(1,000)	9/9/2010	S	(9,900)
3/24/2010	P	938	9/10/2010	P	900
3/25/2010	P	625	9/14/2010	P	5,400
4/7/2010	P	3,125	9/14/2010	S	(3,600)
4/16/2010	S	(637)	9/15/2010	S	(900)
4/16/2010	S	(3,100)	9/16/2010	P	1,800
4/16/2010	S	(3,200)	9/16/2010	S	(200)
4/27/2010	S	(60)	9/16/2010	S	(200)
4/29/2010	S	(600)	9/17/2010	P	18,000
5/3/2010	S	(466)	9/17/2010	P	14,148
8/5/2010	P	9,000	9/17/2010	S	(8,800)
8/13/2010	P	12,600	9/17/2010	S	(18,800)
8/16/2010	P	1,800	9/20/2010	P	10,080
8/16/2010	P	3,600	9/20/2010	P	7,920
8/16/2010	P	4,500	9/21/2010	P	2,250
8/16/2010	P	13,500	9/21/2010	P	1,800
8/16/2010	P	3,600	9/22/2010	S	(225)

LMA SPC for and on behalf of MAP 98 Segregated Portfolio			LMA SPC for and on behalf of MAP 98 Segregated Portfolio
Leap Common Stock			Leap Common Stock
Date	Purchase (P) or Sale (S)	Number of Shares of Leap Common Stock	Date	Purchase (P) or Sale (S)	Number of Shares of Leap Common Stock
9/22/2010	P	6,300	11/23/2010	P	18,000
9/23/2010	S	(2,700)	11/26/2010	P	2,700
9/23/2010	P	5,401	11/29/2010	P	19,206
9/23/2010	P	3,600	11/29/2010	P	5,094
9/24/2010	S	(10,800)	11/30/2010	P	15,270
9/24/2010	S	(747)	11/30/2010	P	50,335
9/27/2010	S	(1,800)	12/1/2010	P	6,695
9/29/2010	S	(900)	12/2/2010	P	768
9/30/2010	S	(675)	12/3/2010	S	(1,067)
10/13/2010	S	(100)	12/6/2010	P	733
10/14/2010	P	900	12/8/2010	S	(2,175)
10/15/2010	P	12,600	12/9/2010	P	1,947
10/15/2010	S	(106,100)	12/9/2010	S	(395)
10/18/2010	P	3,780	12/16/2010	S	(26,400)
10/19/2010	P	2,701	12/17/2010	S	(380)
10/21/2010	P	3,150	12/17/2010	P	24,100
10/26/2010	P	11,745	12/18/2010	S	(3,500)
10/27/2010	P	900	12/20/2010	S	(5,500)
10/27/2010	P	5,400	12/27/2010	P	1,179
10/28/2010	S	(3,600)	12/28/2010	P	2,629
10/29/2010	S	(450)	12/31/2010	P	2,548
10/29/2010	P	117	1/3/2011	S	(7,887)
11/1/2010	P	1,800	1/4/2011	S	(2,200)
11/2/2010	S	(3,601)	1/5/2011	S	(5,500)
11/2/2010	P	450	1/6/2011	P	1,100
11/3/2010	P	63	1/6/2011	S	(1,100)
11/3/2010	P	17,550	1/7/2011	P	3,300
11/3/2010	P	450	1/10/2011	S	(1,650)
11/4/2010	S	(1,350)	1/11/2011	P	2,200
11/4/2010	S	(1,350)	1/13/2011	S	(1,085)
11/8/2010	P	8,973	1/18/2011	P	27,799
11/9/2010	P	7,200	1/18/2011	P	7,489
11/10/2010	S	(1,350)	1/21/2011	S	(16,500)
11/11/2010	P	8,550	1/26/2011	S	(2,111)
11/12/2010	P	9,000	1/27/2011	S	(2,625)
11/12/2010	P	2,070	1/28/2011	S	(5,884)
11/15/2010	P	2,250	2/1/2011	S	(2,045)
11/15/2010	P	2,250	2/3/2011	P	2,100
11/16/2010	P	3,150	2/4/2011	S	(2,100)
11/16/2010	P	6,300	2/7/2011	S	(2,100)
11/17/2010	S	(1,800)	2/8/2011	P	525
11/18/2010	S	(900)	2/9/2011	P	2,625
11/19/2010	P	2,250	2/9/2011	P	2,625
11/19/2010	S	(149)	2/10/2011	S	(1,575)
11/19/2010	P	63,000	2/14/2011	S	(63)
11/19/2010	S	(28,800)	2/16/2011	S	(1,365)
11/22/2010	P	599	2/18/2011	P	962

LMA SPC for and on behalf of MAP 98 Segregated Portfolio			LMA SPC for and on behalf of MAP 98 Segregated Portfolio
Leap Common Stock			Leap Common Stock
Date	Purchase (P) or Sale (S)	Number of Shares of Leap Common Stock	Date	Purchase (P) or Sale (S)	Number of Shares of Leap Common Stock
2/18/2011	P	1,000	4/13/2011	P	250
2/22/2011	P	7,350	4/14/2011	S	(500)
2/22/2011	P	2,100	4/15/2011	S	(4,800)
2/23/2011	P	6,350	4/15/2011	S	(13,100)
2/23/2011	P	4,200	4/15/2011	S	(25,000)
2/23/2011	S	(2,100)	4/15/2011	P	1,400
2/25/2011	P	816	4/18/2011	P	2,940
3/2/2011	P	5,769	4/19/2011	P	5,500
3/3/2011	P	1,965	4/21/2011	P	2,000
3/4/2011	P	190	4/25/2011	P	3,892
3/9/2011	P	7,822	4/26/2011	P	1,500
3/9/2011	P	3,422	4/27/2011	P	6,410
3/15/2011	P	1,955	5/2/2011	S	(1,512)
3/22/2011	S	(2,327)	5/3/2011	P	92
3/23/2011	S	(6,739)	5/3/2011	S	(3,490)
3/24/2011	S	(4,718)	5/5/2011	S	(9,500)
3/25/2011	S	(2,777)	5/20/2011	S	(1,000)
3/28/2011	S	(9,500)	5/20/2011	S	(44,000)
3/29/2011	S	(3,500)	5/20/2011	P	2,500
3/30/2011	P	36,000	5/20/2011	S	(26,500)
3/31/2011	P	778	5/20/2011	P	5,000
3/31/2011	P	2,000	5/20/2011	P	2,570
3/31/2011	P	7,000	5/23/2011	P	2,000
3/31/2011	S	(2,000)	5/24/2011	P	6,930
4/1/2011	S	(2,000)	5/25/2011	P	1,500
4/4/2011	S	(8,000)	5/26/2011	S	(1,500)
4/5/2011	S	(10,000)	5/27/2011	S	(2,500)
4/6/2011	S	(7,000)	5/31/2011	P	2,000
4/7/2011	S	(12,110)	6/6/2011	P	1,000
4/8/2011	S	(2,000)	6/16/2011	S	(10,000)
4/8/2011	S	(4,000)	6/17/2011	P	1,000
4/11/2011	S	(5,000)	6/17/2011	P	2,000
4/12/2011	S	(500)	6/17/2011	S	(1,200)
4/13/2011	S	(250)	6/20/2011	P	260
			6/20/2011	S	(250)
			6/20/2011	S	(1,924)

LMA SPC for and on behalf of MAP 98 Segregated Portfolio				LMA SPC for and on behalf of MAP 98 Segregated Portfolio
Leap Options				Leap Options
Date	Option Description (Expiration Date (Month/Year), Exercise Price, Put Option (P) or Call Option (C))	Purchase (B) or Sale (S)	Number of Shares Underlying Leap Options	Date	Option Description (Expiration Date (Month/Year), Exercise Price, Put Option (P) or Call Option (C))	Purchase (B) or Sale (S)	Number of Shares Underlying Leap Options
2/12/2010	LEAP Mar0 15.0 C	S	(6,200)	8/30/2010	LEAP Sep0 11.0 C	S	(7,700)
2/16/2010	LEAP Mar0 15.0 C	S	(3,000)	8/31/2010	LEAP Jan1 9.0 P	B	9,000
2/17/2010	LEAP Apr0 17.5 C	S	(6,200)	8/31/2010	LEAP Sep0 10.0 C	S	(9,000)
2/17/2010	LEAP Mar0 15.0 C	S	(1,900)	8/31/2010	LEAP Sep0 10.0 P	S	(9,000)
2/17/2010	LEAP Mar0 16.0 C	S	(18,700)	8/31/2010	LEAP Sep0 11.0 C	S	(5,400)
2/17/2010	LEAP Mar0 17.5 C	S	(12,500)	9/1/2010	LEAP Oct0 11.0 C	S	(1,800)
2/19/2010	LEAP Mar0 17.5 C	S	(3,200)	9/2/2010	LEAP Oct0 11.0 C	S	(1,800)
3/8/2010	LEAP Mar0 17.5 C	B	11,900	9/7/2010	LEAP Apr1 10.0 P	B	45,000
3/9/2010	LEAP Apr0 17.5 C	S	(2,500)	9/7/2010	LEAP Oct0 10.0 P	S	(22,500)
3/9/2010	LEAP Mar0 17.5 C	B	3,800	9/7/2010	LEAP Oct0 11.0 C	S	(22,500)
3/16/2010	LEAP Apr0 17.5 C	S	(1,300)	9/7/2010	LEAP Sep0 11.0 C	S	(1,800)
3/19/2010	LEAP Mar0 15.0 C	B	11,100	9/14/2010	LEAP Sep0 11.0 P	B	1,600
3/19/2010	LEAP Mar0 16.0 C	B	18,700	9/15/2010	LEAP Sep0 11.0 P	B	6,700
3/22/2010	LEAP Apr0 16.0 C	S	(3,100)	9/16/2010	LEAP Sep0 10.0 C	B	200
3/23/2010	LEAP Apr0 16.0 P	S	(900)	9/16/2010	LEAP Sep0 11.0 C	B	200
3/23/2010	LEAP Apr0 17.5 C	B	3,700	9/16/2010	LEAP Sep0 11.0 P	B	2,300
3/24/2010	LEAP Apr0 16.0 P	S	(2,500)	9/17/2010	LEAP Sep0 10.0 C	B	8,800
3/24/2010	LEAP Apr0 17.5 C	B	3,100	9/17/2010	LEAP Sep0 10.0 P	B	54,900
3/25/2010	LEAP Apr0 16.0 P	S	(3,400)	9/17/2010	LEAP Sep0 11.0 C	B	14,800
4/16/2010	LEAP Apr0 16.0 C	B	3,100	9/17/2010	LEAP Sep0 11.0 C	B	18,800
4/16/2010	LEAP Apr0 16.0 P	B	6,800	9/17/2010	LEAP Sep0 11.0 P	B	11,300
4/16/2010	LEAP Apr0 17.5 C	B	3,200	9/17/2010	LEAP Sep0 11.0 P	B	38,200
8/5/2010	LEAP Aug0 10.0 C	S	(3,600)	9/17/2010	LEAP Sep0 12.0 C	B	40,500
8/5/2010	LEAP Aug0 11.0 C	S	(1,800)	9/20/2010	LEAP Oct0 10.0 P	S	(36,000)
8/13/2010	LEAP Aug0 10.0 C	S	(900)	9/20/2010	LEAP Oct0 11.0 C	S	(36,000)
8/16/2010	LEAP Aug0 10.0 C	S	(2,700)	9/21/2010	LEAP Oct0 11.0 C	S	(10,800)
8/16/2010	LEAP Aug0 10.0 P	S	(2,700)	9/21/2010	LEAP Oct0 11.0 P	S	(10,800)
8/16/2010	LEAP Sep0 10.0 P	S	(5,400)	9/22/2010	LEAP Apr1 10.0 P	B	27,000
8/16/2010	LEAP Sep0 11.0 C	S	(5,400)	9/22/2010	LEAP Oct0 10.0 P	S	(27,000)
8/17/2010	LEAP Sep0 10.0 P	S	(4,500)	9/22/2010	LEAP Oct0 11.0 C	S	(27,000)
8/17/2010	LEAP Sep0 11.0 C	S	(12,600)	9/23/2010	LEAP Oct0 11.0 C	S	(6,300)
8/18/2010	LEAP Aug0 10.0 C	B	900	9/23/2010	LEAP Oct0 11.0 P	S	(2,700)
8/18/2010	LEAP Jan1 10.0 P	B	25,500	9/24/2010	LEAP Oct0 12.0 C	S	(3,600)
8/18/2010	LEAP Sep0 11.0 P	S	(25,600)	9/24/2010	LEAP Oct0 12.0 P	S	(3,600)
8/19/2010	LEAP Jan1 10.0 P	B	24,000	9/27/2010	LEAP Oct0 10.0 P	B	1,700
8/19/2010	LEAP Sep0 11.0 P	S	(23,900)	9/28/2010	LEAP Oct0 10.0 P	B	900
8/20/2010	LEAP Aug0 10.0 C	B	6,300	9/29/2010	LEAP Oct0 10.0 P	B	1,700
8/20/2010	LEAP Aug0 10.0 P	B	2,700	9/30/2010	LEAP Oct0 10.0 P	B	1,600
8/20/2010	LEAP Aug0 11.0 C	B	1,800	10/8/2010	LEAP Oct0 12.0 C	S	(9,000)
8/20/2010	LEAP Jan1 9.0 P	B	36,000	10/8/2010	LEAP Oct0 12.0 P	S	(9,000)
8/20/2010	LEAP Sep0 10.0 P	S	(36,000)	10/13/2010	LEAP Oct0 11.0 C	B	100
8/20/2010	LEAP Sep0 11.0 C	S	(900)	10/15/2010	LEAP Oct0 10.0 P	B	79,600
8/20/2010	LEAP Sep0 11.0 P	S	(9,000)	10/15/2010	LEAP Oct0 11.0 C	B	106,100
8/20/2010	LEAP Sep0 12.0 C	S	(36,000)	10/15/2010	LEAP Oct0 11.0 P	B	13,500
8/23/2010	LEAP Oct0 12.0 C	S	(4,700)	10/15/2010	LEAP Oct0 12.0 C	B	17,300
8/23/2010	LEAP Sep0 11.0 P	S	(1,600)	10/15/2010	LEAP Oct0 12.0 P	B	12,600
8/24/2010	LEAP Sep0 12.0 C	S	(3,100)	10/18/2010	LEAP Nov0 12.0 C	S	(9,000)
8/25/2010	LEAP Sep0 12.0 C	S	(1,400)	10/19/2010	LEAP Apr1 10.0 P	B	900

LMA SPC for and on behalf of MAP 98 Segregated Portfolio				LMA SPC for and on behalf of MAP 98 Segregated Portfolio
Leap Options				Leap Options
Date	Option Description (Expiration Date (Month/Year), Exercise Price, Put Option (P) or Call Option (C))	Purchase (B) or Sale (S)	Number of Shares Underlying Leap Options	Date	Option Description (Expiration Date (Month/Year), Exercise Price, Put Option (P) or Call Option (C))	Purchase (B) or Sale (S)	Number of Shares Underlying Leap Options
10/19/2010	LEAP Nov0 12.0 C	S	(1,800)	12/17/2010	LEAP Dec0 12.0 P	B	600
10/21/2010	LEAP Nov0 11.0 C	S	(3,100)	12/17/2010	LEAP Dec0 12.0 P	B	24,100
10/21/2010	LEAP Nov0 11.0 P	S	(3,100)	12/17/2010	LEAP Dec0 13.0 C	S	(49,500)
10/22/2010	LEAP Nov0 11.0 C	S	(1,300)	12/18/2010	LEAP Dec0 12.0 C	B	3,500
10/22/2010	LEAP Nov0 11.0 P	S	(1,300)	12/20/2010	LEAP Jan1 12.5 C	S	(22,000)
10/26/2010	LEAP Nov0 11.0 C	S	(10,800)	12/20/2010	LEAP Jan1 12.5 P	S	(22,000)
10/26/2010	LEAP Nov0 11.0 P	S	(10,800)	12/21/2010	LEAP Jan1 12.5 C	B	5,500
10/27/2010	LEAP Apr1 10.0 P	B	45,000	12/27/2010	LEAP Jul1 11.0 P	B	11,000
10/27/2010	LEAP Nov0 11.0 C	S	(9,100)	1/18/2011	LEAP Apr1 10.0 P	B	14,800
10/27/2010	LEAP Nov0 11.0 P	S	(45,100)	1/18/2011	LEAP Jul1 10.0 P	B	4,400
11/3/2010	LEAP Nov0 11.0 C	S	(4,500)	1/18/2011	LEAP Jul1 11.0 P	B	700
11/3/2010	LEAP Nov0 11.0 P	S	(4,500)	1/21/2011	LEAP Jan1 10.0 P	S	(13,500)
11/8/2010	LEAP Nov0 11.0 P	S	(9,000)	1/21/2011	LEAP Jan1 12.5 C	B	16,500
11/8/2010	LEAP Nov0 12.0 C	S	(9,000)	1/21/2011	LEAP Jan1 12.5 P	B	22,000
11/9/2010	LEAP Nov0 11.0 P	S	(9,000)	1/21/2011	LEAP Jan1 9.0 P	S	(45,000)
11/9/2010	LEAP Nov0 12.0 C	S	(9,000)	2/4/2011	LEAP Feb1 14.0 P	S	(1,000)
11/11/2010	LEAP Dec0 13.0 C	B	36,000	2/18/2011	LEAP Feb1 14.0 P	B	1,000
11/11/2010	LEAP Nov0 12.0 C	S	(9,000)	2/23/2011	LEAP Apr1 10.0 P	S	(56,700)
11/11/2010	LEAP Nov0 12.0 P	S	(36,000)	2/23/2011	LEAP Jan2 10.0 P	B	63,000
11/11/2010	LEAP Nov0 12.0 P	S	(9,000)	3/10/2011	LEAP Apr1 14.0 C	S	(4,800)
11/12/2010	LEAP Dec0 13.0 C	B	13,500	3/25/2011	LEAP Apr1 15.0 C	S	(8,000)
11/12/2010	LEAP Nov0 12.0 C	S	(4,500)	3/25/2011	LEAP Apr1 15.0 P	S	(8,000)
11/12/2010	LEAP Nov0 12.0 C	S	(3,600)	3/28/2011	LEAP Apr1 16.0 C	S	(5,000)
11/12/2010	LEAP Nov0 12.0 P	S	(13,500)	3/28/2011	LEAP Apr1 16.0 P	S	(5,000)
11/12/2010	LEAP Nov0 12.0 P	S	(4,500)	3/29/2011	LEAP Apr1 15.0 C	S	(2,000)
11/16/2010	LEAP Nov0 11.0 P	B	1,900	3/29/2011	LEAP Apr1 15.0 P	S	(4,000)
11/16/2010	LEAP Nov0 12.0 C	B	500	3/29/2011	LEAP Apr1 16.0 C	S	(8,000)
11/17/2010	LEAP Nov0 11.0 P	B	800	3/29/2011	LEAP Apr1 16.0 P	S	(4,000)
11/19/2010	LEAP Nov0 11.0 C	B	28,800	3/29/2011	LEAP May1 17.0 C	S	(4,000)
11/19/2010	LEAP Nov0 11.0 P	B	80,100	3/29/2011	LEAP May1 18.0 C	S	(4,000)
11/19/2010	LEAP Nov0 12.0 C	B	45,400	3/30/2011	LEAP Apr1 15.0 C	S	(1,000)
11/19/2010	LEAP Nov0 12.0 P	B	63,000	3/30/2011	LEAP Apr1 15.0 P	B	2,000
11/22/2010	LEAP Dec0 12.0 P	S	(2,200)	3/30/2011	LEAP Apr1 16.0 C	S	(3,000)
11/23/2010	LEAP Apr1 10.0 P	B	18,000	3/30/2011	LEAP May1 14.0 C	S	(1,000)
11/23/2010	LEAP Dec0 11.0 P	S	(18,000)	3/30/2011	LEAP May1 15.0 C	S	(1,000)
11/30/2010	LEAP Apr1 10.0 P	B	52,500	3/30/2011	LEAP May1 16.0 C	S	(2,000)
11/30/2010	LEAP Dec0 11.0 P	S	(52,500)	3/30/2011	LEAP May1 17.0 C	S	(36,000)
12/2/2010	LEAP Dec0 11.0 P	S	(6,500)	3/30/2011	LEAP May1 17.0 C	S	(2,000)
12/2/2010	LEAP Jul1 10.0 P	B	22,000	3/30/2011	LEAP May1 18.0 P	B	36,000
12/3/2010	LEAP Dec0 11.0 P	B	5,500	3/31/2011	LEAP Apr1 15.0 C	S	(3,000)
12/8/2010	LEAP Apr1 10.0 P	B	15,100	3/31/2011	LEAP Apr1 16.0 P	B	800
12/8/2010	LEAP Dec0 11.0 P	S	(22,000)	3/31/2011	LEAP Apr1 16.0 P	B	7,000
12/8/2010	LEAP Dec0 12.0 C	S	(44,000)	3/31/2011	LEAP May1 14.0 P	S	(800)
12/8/2010	LEAP Jan1 10.0 P	S	(36,000)	3/31/2011	LEAP May1 15.0 C	S	(2,000)
12/8/2010	LEAP Jul1 10.0 P	B	44,000	3/31/2011	LEAP May1 15.0 P	B	15,000
12/13/2010	LEAP Dec0 12.0 C	B	11,000	3/31/2011	LEAP May1 16.0 C	S	(6,000)
12/13/2010	LEAP Dec0 12.0 P	S	(22,500)	3/31/2011	LEAP May1 16.0 C	S	(3,000)
12/17/2010	LEAP Dec0 11.0 P	B	93,500	3/31/2011	LEAP May1 17.0 C	S	(22,000)
12/17/2010	LEAP Dec0 12.0 C	B	29,500	3/31/2011	LEAP May1 17.0 C	S	(5,000)

LMA SPC for and on behalf of MAP 98 Segregated Portfolio				LMA SPC for and on behalf of MAP 98 Segregated Portfolio
Leap Options				Leap Options
Date	Option Description (Expiration Date (Month/Year), Exercise Price, Put Option (P) or Call Option (C))	Purchase (B) or Sale (S)	Number of Shares Underlying Leap Options	Date	Option Description (Expiration Date (Month/Year), Exercise Price, Put Option (P) or Call Option (C))	Purchase (B) or Sale (S)	Number of Shares Underlying Leap Options
3/31/2011	LEAP May1 17.0 C	S	(4,000)	5/9/2011	LEAP May1 17.0 P	S	(2,500)
3/31/2011	LEAP May1 17.0 C	S	(2,000)	5/9/2011	LEAP Jun1 17.0 C	S	(2,500)
3/31/2011	LEAP May1 18.0 C	S	(3,000)	5/9/2011	LEAP Jun1 17.0 P	S	(2,500)
3/31/2011	LEAP May1 18.0 P	B	3,000	5/13/2011	LEAP May1 16.0 C	B	20,000
3/31/2011	LEAP May1 18.0 P	B	5,000	5/13/2011	LEAP May1 17.0 C	B	30,000
4/1/2011	LEAP Apr1 15.0 C	S	(5,000)	5/13/2011	LEAP Jun1 17.0 C	S	(20,000)
4/1/2011	LEAP Apr1 16.0 C	S	(5,000)	5/13/2011	LEAP Jun1 17.0 C	S	(20,000)
4/1/2011	LEAP May1 15.0 C	S	(1,000)	5/13/2011	LEAP Jun1 18.0 C	S	(20,000)
4/1/2011	LEAP May1 16.0 C	S	(4,000)	5/19/2011	LEAP May1 17.0 C	B	20,000
4/1/2011	LEAP May1 17.0 C	S	(1,000)	5/19/2011	LEAP Jun1 17.0 C	S	(20,000)
4/4/2011	LEAP Apr1 15.0 C	S	(5,000)	5/20/2011	LEAP May1 16.0 C	B	4,500
4/4/2011	LEAP Apr1 15.0 P	S	(2,000)	5/20/2011	LEAP May1 14.0 C	B	1,000
4/4/2011	LEAP Apr1 16.0 C	S	(1,000)	5/20/2011	LEAP May1 18.0 P	S	(44,000)
4/4/2011	LEAP Apr1 16.0 P	S	(1,000)	5/20/2011	LEAP May1 17.0 C	B	34,500
4/5/2011	LEAP Apr1 15.0 C	S	(1,000)	5/20/2011	LEAP May1 14.0 P	B	3,300
4/5/2011	LEAP Apr1 16.0 C	S	(1,000)	5/20/2011	LEAP May1 17.0 P	B	2,500
4/5/2011	LEAP May1 17.0 C	S	(1,000)	5/20/2011	LEAP May1 18.0 C	B	7,000
4/6/2011	LEAP May1 14.0 P	S	(2,000)	5/20/2011	LEAP May1 15.0 C	B	26,500
4/6/2011	LEAP May1 17.0 C	S	(2,000)	5/20/2011	LEAP May1 15.0 P	S	(15,000)
4/12/2011	LEAP Apr1 16.0 C	S	(500)	5/20/2011	LEAP Jun1 16.0 C	S	(10,000)
4/12/2011	LEAP May1 17.0 C	S	(1,000)	5/23/2011	LEAP Jun1 16.0 C	S	(2,000)
4/15/2011	LEAP Apr1 10.0 P	S	(161,600)	5/24/2011	LEAP Jul1 16.0 C	S	(5,000)
4/15/2011	LEAP Apr1 14.0 C	B	4,800	5/24/2011	LEAP Jul1 17.50 C	S	(2,500)
4/15/2011	LEAP Apr1 15.0 C	B	25,000	5/25/2011	LEAP Jul1 16.0 C	S	(2,000)
4/15/2011	LEAP Apr1 15.0 P	B	12,000	5/25/2011	LEAP Jun1 17.0 P	B	2,500
4/15/2011	LEAP Apr1 16.0 C	B	10,400	5/25/2011	LEAP Jun1 18.0 C	B	4,000
4/15/2011	LEAP Apr1 16.0 C	B	13,100	5/25/2011	LEAP Jun1 17.0 C	B	8,500
4/15/2011	LEAP Apr1 16.0 P	B	800	5/26/2011	LEAP Jul1 17.50 C	S	(1,000)
4/15/2011	LEAP Apr1 16.0 P	B	1,400	5/31/2011	LEAP Jun1 16.0 C	S	(1,700)
4/18/2011	LEAP May1 16.0 C	S	(3,000)	5/31/2011	LEAP Jul1 17.50 C	S	(2,000)
4/18/2011	LEAP May1 17.0 C	S	(2,000)	6/1/2011	LEAP Jun1 17.0 C	S	(2,000)
4/19/2011	LEAP May1 15.0 C	S	(5,500)	6/1/2011	LEAP Jun1 17.0 P	S	(2,000)
4/19/2011	LEAP May1 16.0 C	S	(1,500)	6/1/2011	LEAP Jul1 17.50 C	S	(2,000)
4/21/2011	LEAP May1 15.0 C	S	(2,000)	6/2/2011	LEAP Jun1 17.0 C	S	(2,000)
4/21/2011	LEAP May1 16.0 C	S	(1,000)	6/13/2011	LEAP Jul1 16.0 C	S	(2,000)
4/25/2011	LEAP May1 15.0 C	S	(4,000)	6/17/2011	LEAP Jul1 15.0 P	B	8,000
4/25/2011	LEAP May1 16.0 C	S	(2,000)	6/17/2011	LEAP Jul1 16.0 C	S	(8,000)
4/26/2011	LEAP May1 15.0 C	S	(1,000)	6/17/2011	LEAP Jun1 15.0 C	B	1,200
4/26/2011	LEAP May1 16.0 C	S	(1,000)	6/17/2011	LEAP Jun1 16.0 C	B	21,500
4/26/2011	LEAP Jun1 16.0 C	S	(2,000)	6/17/2011	LEAP Jun1 17.0 C	B	59,000
4/27/2011	LEAP May1 15.0 C	S	(5,100)	6/17/2011	LEAP Jun1 18.0 C	B	16,000
4/27/2011	LEAP Jun1 15.0 C	S	(1,200)	6/17/2011	LEAP Jun1 17.0 P	B	2,000
4/27/2011	LEAP Jun1 16.0 C	S	(5,800)
4/29/2011	LEAP May1 14.0 P	S	(500)
5/2/2011	LEAP May1 15.0 C	S	(900)
5/3/2011	LEAP May1 16.0 C	S	(1,000)
5/4/2011	LEAP May1 15.0 C	S	(4,000)
5/5/2011	LEAP Jun1 17.0 C	S	(1,000)
5/9/2011	LEAP May1 17.0 C	S	(2,500)

LMA SPC for and on behalf of MAP 98 Segregated Portfolio
Leap 7.75% Senior Notes Due 2020
Date	Purchase (P) or Sale (S)	Amount of Leap Notes
11/5/2010	P	2,600,000
11/15/2010	P	260,000
11/18/2010	S	(260,000)
11/19/2010	P	650,000
3/21/2011	S	(424,000)
3/21/2011	S	(282,000)
3/24/2011	S	(283,000)
3/24/2011	S	(424,000)
3/24/2011	S	(283,000)
3/25/2011	S	(283,000)
3/28/2011	S	(424,500)
3/28/2011	S	(424,500)
3/29/2011	S	(422,000)

VOTE BY INTERNET	www.[ ]

Visit the Internet voting website at http://www.cesvote.com. Have this GOLD proxy card ready and follow the instructions on your screen. You will incur only your usual Internet charges. Available 24 hours a day, 7 days a week until 6:00 a.m. Eastern Daylight Time on July 28, 2011.

VOTE BY TELEPHONE	[ ]

Call toll free on a touch-tone telephone, 24 hours a day, 7 days a week until 6:00 a.m. Eastern Daylight Time on July 28, 2011. Have this GOLD proxy card ready when you call and follow the instructions provided.

VOTE BY MAIL

Simply sign and date your GOLD proxy card and return it in the postage-paid envelope to Pentwater Capital Management LP, c/o Corporate Election Services, P.O. Box 3230, Pittsburgh, PA 15230-3230. If you are voting by telephone or the Internet, please do not mail your proxy card.

Vote by Internet Access the website and submit your proxy: www.[ ]	Vote By Telephone Call toll free using a touch-tone telephone: [ ]	Vote by Mail Sign and return your proxy in the postage-paid envelope provided.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting

Pentwater’s proxy statement and this GOLD proxy card are available at www. [        ]

Control Number

DETACH BELOW AND RETURN USING THE ENVELOPE
PROVIDED ONLY IF YOU ARE VOTING BY MAIL

LEAP WIRELESS INTERNATIONAL, INC. 2011 ANNUAL MEETING OF STOCKHOLDERS	GOLD PROXY CARD

THIS PROXY IS SOLICITED ON BEHALF OF PENTWATER CAPITAL MANAGEMENT LP, PENTWATER GROWTH FUND LTD., PENTWATER EQUITY OPPORTUNITIES MASTER FUND LTD., OCEANA MASTER FUND LTD., LMA SPC FOR AND ON BEHALF OF MAP 98 SEGREGATED PORTFOLIO, MATTHEW C. HALBOWER, ROBERT E. SWITZ, AND RICHARD R. ROSCITT.

THE BOARD OF DIRECTORS OF LEAP WIRELESS INTERNATIONAL, INC. IS NOT SOLICITING THIS PROXY.

The undersigned appoints Matthew C. Halbower and Neal Nenadovic, and each of them, attorneys and agents with full power of substitution to vote all shares of common stock of Leap Wireless International, Inc. (“Leap”) that the undersigned would be entitled to vote if personally present at the 2011 annual meeting of stockholders of Leap scheduled to be held at 8:30 a.m. EDT on July 28, 2011 at the Kenwood Golf and Country Club, 5601 River Road, Bethesda, Maryland 20816, and including at any adjournments or postponements thereof and at any meeting called in lieu thereof.

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of common stock of Leap held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof.  If properly executed, this proxy will be voted as directed on the reverse and in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the annual meeting that are unknown to Pentwater Capital Management LP a reasonable time before this solicitation.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 4 AND 5, AGAINST PROPOSAL 2, AND TO CONDUCT FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION EVERY YEAR WITH RESPECT TO PROPOSAL 3.

This proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the annual meeting.

DATEd:

(Signature)

(Signature, if held jointly)

(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING.  PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS GOLD PROXY CARD.

IMPORTANT:  PLEASE SIGN, DATE, AND MAIL THIS PROXY CARD PROMPTLY!

YOUR VOTE IS IMPORTANT!

Please take a moment now to authorize a proxy to vote your shares of Common Stock of Leap Wireless International, Inc. for the upcoming 2011 Annual Meeting of Stockholders.

TO SUBMIT A PROXY, PLEASE DETACH PROXY CARD HERE, AND SIGN, DATE AND RETURN IN THE
POSTAGE-PAID ENVELOPE PROVIDED OR FOLLOW THE INSTRUCTIONS LOCATED ON THE
FRONT OF THIS FORM TO VOTE BY TELEPHONE OR INTERNET

PENTWATER RECOMMENDS YOU VOTE “FOR” THE NOMINEES LISTED IN PROPOSAL 1, “AGAINST” PROPOSAL 2, TO CONDUCT FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION EVERY YEAR WITH RESPECT TO PROPOSAL 3, “FOR” PROPOSAL 4, AND “FOR” PROPOSAL 5.

1.   PENTWATER’S PROPOSAL TO ELECT DIRECTORS:

Nominees:	(1) Matthew C. Halbower	(2) Robert E. Switz	(3) Richard R. Roscitt

❑  FOR ALL NOMINEES         ❑  WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES         ❑  FOR ALL NOMINEES EXCEPT

We intend to use this proxy to vote (a) “FOR” Matthew C. Halbower, Robert E. Switz and Richard R. Roscitt and (b) “FOR” the candidates who have been nominated by Leap to serve as directors other than John D. Harkey, Jr., Mark H. Rachesky and Michael B. Targoff for whom we are NOT seeking authority to vote for and WILL NOT exercise any such authority.  The names, backgrounds, and qualifications of the candidates who have been nominated by Leap, and other information about them, can be found in Leap’s proxy statement.

There is no assurance that any of the candidates who have been nominated by Leap will serve as directors if Pentwater’s nominees are elected.

NOTE:  If you do not wish for your shares to be voted “FOR” a particular Pentwater nominee, mark the “FOR ALL NOMINEES EXCEPT” box and write the name(s) of the nominee(s) you do not support on the line below.  Your shares will be voted for the remaining Pentwater nominee(s).  You may also withhold authority to vote for one or more additional candidates who have been nominated by Leap by writing the name(s) of the nominee(s) below.

2.	LEAP’S PROPOSAL TO APPROVE, ON AN ADVISORY BASIS, ITS EXECUTIVE COMPENSATION PROGRAM AS DESCRIBED IN ITS PROXY STATEMENT:		❑ FOR	❑ AGAINST	❑ ABSTAIN
3.	LEAP’S PROPOSAL TO APPROVE, ON AN ADVISORY BASIS, THE FREQUENCY OF CONDUCTING FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION:	❑ 1 YEAR	❑ 2 YEARS	❑ 3 YEARS	❑ ABSTAIN
4.	LEAP’S PROPOSAL TO APPROVE A STOCK OPTION EXCHANGE PROGRAM:		❑ FOR	❑ AGAINST	❑ ABSTAIN
5.	LEAP’S PROPOSAL TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS LEAP’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:		❑ FOR	❑ AGAINST	❑ ABSTAIN

CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE.

QuickLinks

BACKGROUND TO SOLICITATION
REASONS FOR OUR SOLICITATION WE BELIEVE LEAP HAS DESTROYED VALUE FOR ITS STOCKHOLDERS.
OUR PLAN TO MAXIMIZE STOCKHOLDER VALUE
PROPOSAL 1 ELECTION OF DIRECTORS
PROPOSAL 2 ADVISORY VOTE ON EXECUTIVE COMPENSATION
PROPOSAL 3 ADVISORY VOTE ON THE FREQUENCY OF CONDUCTING FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION
PROPOSAL 4 APPROVAL OF A STOCK OPTION EXCHANGE PROGRAM
PROPOSAL 5 COMPANY PROPOSAL TO RATIFY SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
OTHER MATTERS
VOTING MATTERS
SOLICITATION OF PROXIES
OTHER PARTICIPANT INFORMATION
ADDITIONAL INFORMATION
IMPORTANT
APPENDIX A TRANSACTIONS IN LEAP SECURITIES WITHIN THE PAST TWO YEARS
Appendix A-1
Appendix A-2
Appendix A-3
Appendix A-4